                                   BONTANG V

                       TRUSTEE AND PAYING AGENT AGREEMENT


                                     among


               PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA
                                  (PERTAMINA)



                           VIRGINIA INDONESIA COMPANY
                             OPICOIL HOUSTON, INC.
                         VIRGINIA INTERNATIONAL COMPANY
                           LASMO SANGA SANGA LIMITED
                      UNION TEXAS EAST KALIMANTAN LIMITED
                        UNIVERSE GAS & OIL COMPANY, INC.
                                TOTAL INDONESIE
                            UNOCAL INDONESIA COMPANY
                           INDONESIA PETROLEUM, LTD.



                                      and



                           BANKAMERICA INTERNATIONAL





                            Dated as of July 1, 1995

                               TABLE OF CONTENTS


Page

ARTICLE 1           DEFINED TERMS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE 2           RECEIPT OF PAYMENTS WITH RESPECT TO LNG   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         2.1        Designation of Bontang V Trustee and Bontang V General Account  . . . . . . . . . . . . . . . . .  19
         2.2        Bontang V Trust Funds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         2.3        Allocation of Amounts Received  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.4        Proceeds of Cargo Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.5        Payments Under New 1973 Transportation Arrangements   . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE 3           POWER TO BORROW AND ENTER INTO INTEREST RATE SWAPS  . . . . . . . . . . . . . . . . . . . . . . .  22

         3.1        Enumeration of Powers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.2        Accumulation of Debt Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         3.3        Payment of Debt Service; Choices; Delivery of Information and Certificates  . . . . . . . . . . .  30
         3.4        Borrowing Instructions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         3.5        Disbursement Trust; Payment Instructions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         3.6        Duties of Bontang V Trustee with Respect to Instructions  . . . . . . . . . . . . . . . . . . . .  42
         3.7        Bontang V Depositaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

ARTICLE 4           ESTABLISHMENT OF BONTANG V PAYMENT ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         4.1        Bontang V Payment Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         4.2        Funds to be Deposited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         4.3        Other Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE 5           DISBURSEMENTS WITH RESPECT TO PROCESSING CHARGES  . . . . . . . . . . . . . . . . . . . . . . . .  44

         5.1        Submission and Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         5.2        Payment Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE 6           TRANSPORTATION EXPENSES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         6.1        Submission and Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         6.2        Payment Procedure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

ARTICLE 7           DISBURSEMENTS WITH RESPECT TO OTHER CHARGES   . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         7.1        Submission and Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         7.2        Payment Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

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ARTICLE 8           DISBURSEMENTS WITH RESPECT TO SHARING PERCENTAGES   . . . . . . . . . . . . . . . . . . . . . . .  46

         8.1        Approved Level of Working Capital; Sharing Percentages  . . . . . . . . . . . . . . . . . . . . .  46
         8.2        Charging of Amounts Payable; Payment of Excess  . . . . . . . . . . . . . . . . . . . . . . . . .  46
         8.3        Accountants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         8.4        Arrangements for Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         8.5        Special Disbursement Instructions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         8.6        Payment Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.7        Receipt of Special Disbursements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

ARTICLE 9           PROCEDURES RESPECTING ACCOUNTS UNDER THIS AGREEMENT   . . . . . . . . . . . . . . . . . . . . . .  49

         9.1        Accounting for Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         9.2        Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         9.3        Producer Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

ARTICLE 10          INVESTMENT OF FUNDS HELD IN ACCOUNTS UNDER THIS AGREEMENT   . . . . . . . . . . . . . . . . . . .  51

         10.1       Permitted Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         10.2       Prudence and Yield  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         10.3       Interest Allocation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

ARTICLE 11          CONCERNING THE BONTANG V TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

         11.1       Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         11.2       Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         11.3       Resignation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         11.4       Appointment of Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         11.5       Application to Court  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         11.6       Successor Vested with Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         11.7       Payments After Notice   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         11.8       Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         11.9       Trustee in Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

ARTICLE 12          DEBT SERVICE ALLOCATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

         12.1       Debt Service Allocation Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         12.2       Estimated Debt Service Percentages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         12.3       Aggregate Dollar Share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         12.4       Pro Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         12.5       Income From the Disbursement Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

ARTICLE 13          MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

         13.1       Counterparts; Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60





                                       ii
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         13.2       DISPUTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         13.3       Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         13.4       Incumbency Certificates; Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         13.5       No Amendment Except in Writing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         13.6       Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64


                                  BONTANG V
                     TRUSTEE AND PAYING AGENT AGREEMENT

                         __________________________

                 THIS AGREEMENT, made as of the 1st day of July, 1995 among PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"); and VIRGINIA INDONESIA COMPANY ("Vico"), OPICOIL HOUSTON, INC. ("Opicoil"), VIRGINIA INTERNATIONAL COMPANY, LASMO SANGA SANGA LIMITED, UNION TEXAS EAST KALIMANTAN LIMITED, UNIVERSE GAS & OIL COMPANY, INC., TOTAL INDONESIE ("Total"), UNOCAL INDONESIA COMPANY ("Unocal"), and INDONESIA PETROLEUM, LTD. ("Inpex"); and BANKAMERICA INTERNATIONAL (the "Bontang V Trustee"), as Trustee and Paying Agent;


                            W I T N E S S E T H :


                 WHEREAS, Pertamina, in collaboration with the Contractors (such expression and certain other capitalized expressions used in these Recitals have the meanings set forth in Article 1 hereof) has executed the LNG Sales Contracts;

                 WHEREAS, the LNG Sales Contracts provide that the Buyers shall pay amounts due thereunder to a bank in the United States designated by Pertamina;

                 WHEREAS, under the Supply Agreements:

                 (i) each of the Contractors has agreed to make available, for sale and delivery by Pertamina under the LNG Sales Contracts, a portion of the LNG sold thereunder;

                 (ii) Pertamina has assigned to each Contractor a percentage of certain amounts paid or payable by the Buyers thereunder;

                 (iii) Pertamina and the Contractors have agreed that certain payments made by the Buyers shall be remitted directly to a bank in the United States selected by Pertamina and the Contractors which will serve as Trustee and Paying Agent for the purposes of causing the due payment in an orderly administrative manner of certain costs and expenses of Pertamina and of each Contractor incurred in the processing and sale of the LNG of each such party;

                 WHEREAS, Pertamina and the Contractors wish to authorize the Bontang V Trustee to borrow funds from time to time to pay for certain costs incurred and to be incurred in connection with Financed Capital Projects;

                 WHEREAS, Pertamina, the Contractors and Continental Bank International are parties to certain existing trustee and paying agent agreements and BankAmerica International (both as successor in interest to Continental Bank International and in its own right) may in the future enter into other such agreements; and

                 WHEREAS, Pertamina and the Contractors wish to set forth arrangements whereby certain amounts paid with respect to the LNG Sales Contracts and certain other agreements will be received, held, managed and disbursed by the Bontang V Trustee upon the terms and conditions set forth in this Agreement;

                 NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE 1

                                 DEFINED TERMS


                 The following defined terms shall have the meanings set forth below, such meanings to be applicable to both the singular and the plural forms of such expressions:

                 "Accountants" shall have the meaning set forth in Section 8.3.

                 "Additional Plant" shall have the meaning set forth in Section 1 of the Loan Agreement.

                 "Affected Lender" shall mean any Lender with respect to which the Bontang V Trustee has received a Notice of Mandatory Prepayment. An Affected Lender shall continue to be such for purposes of this Agreement until the entire amount of the Mandatory Prepayment payable to it has been paid in full.

                 "Agent" shall mean The Long-Term Credit Bank of Japan, Limited, New York Branch, acting in its capacity as facility agent for the Tranche B Lenders under the Loan Agreement, or any successor thereto appointed pursuant to Section 8.10 thereof.

    "Anticipated Loan Amounts" shall have the meaning set forth in Section 3.2(b)(iii).

                                                                               3
                 "Approved Level of Working Capital" shall have the meaning set forth in Section 8.1.

                 "Arun III Contract" shall have the meaning set forth in the KGC Sales Contract.

                 "Assumed Interest Rate" shall have the meaning set forth in
Section 1 of the Loan Agreement.

                 "Availability Period" shall have the meaning set forth in
Section 1 of the Loan Agreement.

                 "Badak III LNG Sales Contract" shall have the meaning set forth in the CPC Sales Contract.

                 "Bontang Excess Sales Trust Agreement" shall mean the Bontang Excess Sales Trustee and Paying Agent Agreement, originally dated as of November 1, 1986, as amended and restated as of February 9, 1988, and as amended by Amendment No. 1 thereto, dated as of July 1, 1995, each among the Producers or their predecessors in interest, and Continental Bank
International, as hereafter modified or amended.

                 "Bontang Excess Sales Trustee" shall mean the trustee and paying agent under the Bontang Excess Sales Trust Agreement.

                 "Bontang I Trust Agreement" shall mean the Badak Trustee and Paying Agent Agreement, originally dated as of July 15, 1974, as amended and restated as of February 9, 1988, and as amended by Amendment No. 1 thereto, dated as of July 1, 1995, each among the Producers or their predecessors in interest, and Continental Bank International, as hereafter modified or amended.

                 "Bontang I Trustee" shall mean the trustee and paying agent under the Bontang I Trust Agreement.

                 "Bontang Plant" shall mean the natural gas liquefaction plant at Bontang Bay on the east coast of Kalimantan, Indonesia, including all related facilities, such as natural gas processing plants for the production of LNG and liquefied petroleum gas consisting of propane and butane, utilities, storage tanks, loading lines and arms, harbor, docks, berths, tug boats, residential community, workshops, offices, fixed plant and equipment and communication systems, together with replacements, improvements, additions and expansions of all such facilities (including Train G), together also with natural gas transmission lines extending from "Delivery Points" as defined in the Processing Agreement, and from other such points in other fields from which natural gas is supplied to the said natural gas liquefaction plant (including associated knock-out drums but excluding natural gas gathering pipelines within fields).

                 "Bontang II Trust Agreement" shall mean the Badak Expansion Trustee and Paying Agent Agreement, originally dated as of July 15, 1981, as amended and restated as of July 15, 1991, among the Producers or their predecessors in interest, and Continental Bank International, as hereafter modified or amended.

                 "Bontang II Trustee" shall mean the trustee and paying agent under the Bontang II Trust Agreement.

                 "Bontang III Trust Agreement" shall mean the Bontang III Trustee and Paying Agent Agreement, dated as of February 9, 1988, among the Producers or their predecessors in interest, and Continental Bank
International, as heretofore and hereafter modified or amended.

                 "Bontang III Trustee" shall mean the trustee and paying agent under the Bontang III Trust Agreement.

                 "Bontang IV Trust Agreement" shall mean the Bontang IV Trustee and Paying Agent Agreement, dated as of August 26, 1991, among the Producers or their predecessors in interest, and Continental Bank International, as heretofore and hereafter modified or amended.

                 "Bontang IV Trustee" shall mean the trustee and paying agent under the Bontang IV Trust Agreement.

                 "Bontang V Depositary" shall mean the United States headquarters or a United States branch of the following financial institutions appointed pursuant to Section 3.7 as a depositary of funds, properties and rights in the Debt Service Account and the Reserve Account for the purposes of safekeeping, investment or disbursement thereof:

                          (a)     any branch or affiliate of BankAmerica
International with the power to act as a Bontang V Depositary, or

                          (b)     any other bank, trust company or financial
institution (in each case with trust powers) which (i) has a net worth in excess of $100,000,000.00 or (ii) has outstanding debt securities rated A or better by Standard and Poor's Rating Group or its equivalent by Moody's Investors Service or another nationally recognized rating agency in the United States and, in either case, has been approved in writing by the Producers, the Tranche A Lender and the Agent on behalf of the Tranche B Lenders.

                 "Bontang V General Account" shall have the meaning set forth in Section 2.1.

                 "Bontang V Payment Account" shall mean a trust account of the Bontang V Trustee established as a sub-account of the Bontang V General Account pursuant to Section 4.1.

                 "Bontang V Trustee" shall mean BankAmerica International as trustee and paying agent under this Agreement, or a successor thereto.

                 "Bontang V Trust Funds" shall have the meaning set forth in
Section 2.2.

                 "Bontang V Trust Funds Accounts" shall mean the accounts referred to in Section 9.3.

                 "Borrowed Amounts" shall have the meaning set forth in Section 1 of the Loan Agreement.

                 "Borrowing" shall have the meaning set forth in Section 1 of the Loan Agreement.

                 "Business Day" shall have the meaning set forth in Section 1 of the Loan Agreement.

                 "Buyer" shall mean each of (i) Korea Gas Corporation, a corporation organized under the laws of the Republic of Korea, as buyer under the KGC Sales Contract, (ii) Chinese Petroleum Corporation, a corporation organized under the laws of the Republic of China, as buyer under the CPC Sales Contract and (iii) each of the Japanese Buyers, as buyers under the New 1973 Sales Contract.

                 "Capital Payment Dates" shall mean the dates determined pursuant to Section 3.2(a).

                 "Commitment" shall have the meaning set forth in Section 1 of the Loan Agreement.

                 "Contractor" shall mean each of Virgina Indonesia Company, Lasmo Sanga Sanga Limited, Union Texas East Kalimantan Limited, OPICOIL Houston, Inc., Virginia International Company, Universe Gas & Oil Company, Inc. Total Indonesie, Unocal Indonesia Company and Indonesia Petroleum, Ltd., and in each case its predecessors and successors in interest (collectively, the "Contractors").

                 "Contractor Group" shall mean any of the Vico Group, the Total Group and the Unocal Group, and, after it ceases to be a member of the Unocal Group, Inpex.

                 "CPC Sales Contract" shall mean the Memorandum of Agreement between Pertamina and Chinese Petroleum Corporation for Sale and Purchase of LNG during 1998 and 1999, dated as of December 6, 1994, as heretofore and hereafter modified or amended, until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service, at which time such Memorandum shall cease, for purposes hereof and for purposes of the Producers Agreement, to be the CPC Sales Contract and an LNG Sales Contract.

                 "CPC Supply Agreements" shall mean, for as long as the CPC Sales Contract is an LNG Sales Contract:

                             (i)  Package V Supply Agreement (1998-1999 LNG
Sales to Chinese Petroleum Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Vico Group, on the other hand, as heretofore and hereafter modified or amended;

                            (ii)  Package V Supply Agreement (1998-1999 LNG
Sales to Chinese Petroleum Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Total Group, on the other hand, as heretofore and hereafter modified or amended;

                           (iii)  Package V Supply Agreement (1998-1999 LNG
Sales to Chinese Petroleum Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal, on the other hand, as heretofore and hereafter modified or amended; and

                            (iv)  Package V Supply Agreement (1998-1999 LNG
Sales to Chinese Petroleum Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal and Inpex, on the other hand, as heretofore and hereafter modified or amended.

                 "Debt Coverage Ratio" shall have the meaning set forth in
Section 1 of the Loan Agreement.

                 "Debt Coverage Reserve Account" shall mean a trust account of the Bontang V Trustee established as a sub-account of the Reserve Account pursuant to Section 3.2(c), and such term shall include all sub-accounts thereof.

                 "Debt Service" shall mean payments into the Debt Service Account and the Reserve Account, together with payments made by one or more Producers and identified to the Bontang V Trustee as "Debt Service" under the Debt Service Allocation Agreement.

                 "Debt Service Account" shall mean a trust account of the Bontang V Trustee established as a sub-account of the Bontang V General Account pursuant to Section 3.2(c), which may be established and maintained at the offices of the Bontang V Trustee, or any Bontang V Depositary as permitted in accordance with the terms hereof and such term shall include all sub-accounts thereof.

                 "Debt Service Allocation Agreement" shall mean the Amended and Restated Debt Service Allocation Agreement, dated as of February 9, 1988, among the Producers, as heretofore and hereafter modified or amended.

                 "Deferred Principal" shall mean any amount of principal due to the Lenders (other than any Affected Lenders) under the Loan Agreement and the Notes, the payment of which is deferred pursuant to Section 2.10(b) of the Loan Agreement.

                 "Disbursement Trust Agreement" shall mean a disbursement trustee and paying agent agreement entered into in the manner specified in
Section 3.5 under which the Loan Proceeds (other than amounts referred to in Sections 3.2(d), (e), (f) and (g) and 3.4(b)(iii)(y)) shall be maintained until use thereof is required, as thereafter modified or amended.

                 "Disbursement Trustee" shall mean BankAmerica International acting as disbursement trustee and paying agent under the Disbursement Trust Agreement, or a successor thereto.

                 "Effective Date" shall mean the date specified as such in the Loan Agreement, as advised to the Bontang V Trustee in writing by the Tranche A Lender and the Agent on behalf of the Tranche B Lenders.

                 "Encumbrance" shall mean any lien, security interest, mortgage, deed of trust, pledge, charge or any other encumbrance of any kind, including, without limitation, the rights of a vendor, lessor or similar party under any conditional sale agreement or other title retention agreement or lease substantially equivalent thereto, any production payment, and, with respect to any property or assets, any other right of or arrangement with any creditor to have its claim satisfied out of any such property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

                 "Excluded Amounts" shall have the meaning set forth in
Section 2.1.

                 "Extension Period" shall have the meaning set forth in the definition of "Source of Debt Service" in this Article 1.

                 "Financed Capital Project" shall have the meaning specified in the Processing Agreement.

                 "Gross Invoice Amount" shall mean:

                             (i)  with respect to the KGC Sales Contract, the
sum, without duplication, of (a) the amounts payable to the Bontang V Trustee pursuant thereto in respect of LNG purchased, (b) amounts payable to the Bontang V Trustee pursuant to Section 6.3 of each KGC Supply Agreement (with respect to amounts payable to Pertamina), (c) all amounts payable to the Bontang V Trustee on account of interest due by reason of late payment of invoices for LNG under the KGC Sales Contract pursuant to the provisions thereof that result from the incorporation therein of Sections 10.3(d) of each of the Arun III Contract and the Korea II Contract (as defined in the KGC Sales Contract), (d) amounts payable to the Bontang V Trustee relating to transportation charges, if any, other than demurrage and (e) all demurrage payable to the Bontang V Trustee under the KGC Sales Contract pursuant to the provisions thereof that result from the incorporation therein of Section 4.5 of the Arun III Contract;

                            (ii)  with respect to the CPC Sales Contract, the
sum, without duplication, of (a) the amounts payable to the Bontang V Trustee pursuant thereto in respect of LNG purchased, (b) amounts payable to the Bontang V Trustee pursuant to Section 6.3 of each CPC Supply Agreement (with respect to amounts payable to Pertamina), (c) all amounts payable to the Bontang V Trustee on account of interest due by reason of late payment of invoices for LNG under the CPC Sales Contract pursuant to the provisions thereof that result from the incorporation therein by reference of Section 10.3(c) of the Badak III LNG Sales Contract (as defined in the CPC Sales Contract), (d) amounts payable to the Bontang V Trustee relating to transportation charges, if any, other than demurrage and (e) all demurrage payable to the Bontang V Trustee under the CPC Sales Contract pursuant to the provisions thereof that result from the incorporation therein by reference of
Section 4.4 of the Badak III LNG Sales Contract;

                           (iii)  with respect to the New 1973 Sales Contract,
the sum, without duplication, of (a) the amounts payable to the Bontang V Trustee pursuant thereto in respect of LNG purchased or, if not taken, required to be purchased but not taken thereunder, (b) amounts payable to the Bontang V Trustee pursuant to Section 5.3 of each Japanese Supply Agreement (with respect to amounts payable to Pertamina), (c) all amounts payable to the Bontang V Trustee on account of interest due by reason of the late payment of invoices for LNG under the section of the Second A/R 1973 Sales Contract that corresponds to Section 10.3 of Attachment A to the 1973 Extension MOA, (d) amounts payable to the Bontang V Trustee under the New 1973 Transportation Arrangements and (e) all demurrage and other amounts payable to the Bontang V Trustee by the Buyer under the sections of the Second A/R

1973 Sales Contract that correspond to Sections 4.4(c), 4.5(b) and 4.6 of Attachment A to the 1973 Extension MOA;

provided that the Gross Invoice Amount (other than amounts paid to Pertamina solely with respect to the transportation of cargoes of LNG, including without limitation demurrage payments and non-utilization costs) shall not be reduced by any rebate, set-off, reduction or discount given or agreed to by one or more parties to any LNG Sales Contract from such amount payable as so defined, adjusted and calculated; and provided further that if the Bontang V Trustee is authorized and requested by the Producers (which authorization and request may be given pursuant to Section 1.16(b) of the Producers Agreement) to execute and deliver an agreement providing for the amendment of this definition of Gross Invoice Amount, and if the Tranche A Lender and the Agent on behalf of the Tranche B Lenders also execute and deliver such agreement this definition of Gross Invoice Amount shall be deemed amended for all purposes of this Agreement as set forth in such agreement.

                 "Guarantee" by any Person shall mean any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                 "Indebtedness" shall mean, with respect to any Person, (i) all indebtedness or obligations of such Person for borrowed money, (ii) all indebtedness or obligations of such Person evidenced by bonds, debentures, notes, swap agreements or other similar instruments or agreements, and all securities issued by such person providing for mandatory payments of money, whether or not contingent, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all non-contingent obligations of such Person to reim-burse any Person in respect of amounts paid under a letter of credit or similar instrument to the extent that such reimbursement obligations remain outstanding five business days after they become non-contingent, (vii) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person, or (viii) all Guarantees by such Person of or with respect to the Indebtedness of another Person.

                 "Inpex" is defined in the title paragraph hereof.

                 "Interest" shall mean all amounts of interest, including interest on Scheduled Principal, Deferred Principal and overdue amounts, payable to the Lenders (other than any Affected Lenders) under Sections 2.3 and 2.7(a) of the Loan Agreement and under the Notes.

                 "Interest Payment Date" shall have the meaning set forth in
Section 1 of the Loan Agreement.

                 "Interest Period" shall have the meaning set forth in Section 1 of the Loan Agreement.

                 "Japanese Buyers" shall mean Chubu Electric Power Co., Inc., The Kansai Electric Power Co., Inc., Kyushu Electric Co., Inc., Nippon Steel Corporation, Osaka Gas Co., Ltd. and Toho Gas Co., Ltd.

                 "Japanese Supply Agreements" shall mean, for as long as the New 1973 Sales Contract is an LNG Sales Contract:

                 (a) during the portion of the Extension Period commencing on January 1, 2000 and ending on December 31, 2009:

                             (i)  Package V Supply Agreement for Natural Gas in
Support of the 1973 LNG Sales Contract Extension, dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Vico Group, on the other hand, as heretofore and hereafter modified or amended;

                            (ii)  Package V Supply Agreement for Natural Gas in
Support of the 1973 LNG Sales Contract Extension, dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Total Group, on the other hand, as heretofore and hereafter modified or amended;

                           (iii)  Package V Supply Agreement for Natural Gas in
Support of the 1973 LNG Sales Contract Extension, dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal, on the other hand, as heretofore and hereafter modified or amended; and

                            (iv)  Package V Supply Agreement for Natural Gas in
Support of the 1973 LNG Sales Contract Extension, dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal and Inpex, on the other hand, as heretofore and hereafter modified or amended.

                 (b) during the portion of the Extension Period, if any, commencing after December 31, 2009, such supply agreements as provide for the supply of natural gas to the Bontang Plant in support of sales under the New 1973 Sales Contract during all or part of such period:

                 "KGC Sales Contract" shall mean the Memorandum of Agreement for Purchase and Sale of LNG during 1995-1999, dated as of September 30th, 1994, between Pertamina and the Korea Gas Corporation, as heretofore and hereafter modified or amended, until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service, at which time such Memorandum shall cease, for purposes hereof and for purposes of the Producers Agreement, to be the KGC Sales Contract and an LNG Sales Contract.

                 "KGC Supply Agreements" shall mean, for as long as the KGC Sales Contract is an LNG Sales Contract:

                             (i)  Package V Supply Agreement (1995-1999 LNG
Sales to Korea Gas Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Vico Group, on the other hand, as heretofore and hereafter modified or amended;

                            (ii)  Package V Supply Agreement (1995-1999 LNG
Sales to Korea Gas Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Total Group, on the other hand, as heretofore and hereafter modified or amended;

                           (iii)  Package V Supply Agreement (1995-1999 LNG
Sales to Korea Gas Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal, on the other hand, as heretofore and hereafter modified or amended;

                            (iv)  Package V Supply Agreement (1995-1999 LNG
Sales to Korea Gas Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal and Inpex, on the other hand, as heretofore and hereafter modified or amended.

                 "Lender" shall mean each of, and "Lenders" shall mean all of, the Tranche A Lender and each of the Tranche B Lenders, any transferee pursuant to and subject to the conditions set forth in Section 10.4 of the Loan Agreement and their respective permitted successors and assigns.

                 "Lenders Fees and Expenses" shall mean any amounts payable to the Agent or any of the Lenders (other than any Affected Lenders) under Sections 2.8 and 10.6 of the Loan Agreement and under the Letter Agreement.

                 "Letter Agreement" shall have the meaning set forth in Section 1 of the Loan Agreement.

                 "LNG" shall have the meaning set forth in Article 1 of the Processing Agreement.

                 "LNG Sales Contract" shall mean each of, and "LNG Sales Contracts" shall mean all of, the CPC Sales Contract, the KGC Sales Contract and the New 1973 Sales Contract.

                 "Loading Facilities" shall have the meaning set forth in
Section 1 of the Loan Agreement.

                 "Loan Account" shall mean a trust account of the Bontang V Trustee established as a sub-account of the Debt Service Account pursuant to
Section 3.2(c).

                 "Loan Agreement" shall mean the Loan Agreement among the Bontang V Trustee, as borrower thereunder, the Tranche A Lender, the Tranche B Lenders, the Agent, the Intercreditor Agent, the Technical Agent and the Arrangers parties thereto, to be entered into pursuant to Section 3.1(a), as hereafter modified or amended.

                 "Loan Percentage" shall mean, for any Affected Lenders at any time, the percentage determined by dividing the principal amount of such Affected Lenders' Notes outstanding at such time by the aggregate principal amount outstanding at such time under all Lenders' Notes.

                 "Loan Proceeds" shall mean any funds disbursed by the Lenders pursuant to the Loan Agreement.

                 "Majority Lenders" shall mean the Tranche A Lender and the Majority Tranche B Lenders.

                 "Majority Tranche B Lenders" shall mean at any time Tranche B Lenders holding in excess of 66-2/3% of the aggregate unpaid principal amount of the advances by the Tranche B Lenders, or if no such advances are at the time outstanding, Tranche B Lenders having in excess of 66-2/3% of the aggregate amount of the commitments of the Tranche B Lenders to lend to the Bontang V Trustee under the Loan Agreement.

                 "Mandatory Prepayment Account" shall mean a trust account of the Bontang V Trustee established as a subaccount of the Debt Service Account pursuant to Section 3.2(c).

                 "Mandatory Prepayment" shall mean any required prepayment of the entire outstanding principal of a Lender's Note, together with all other amounts due to such Lender thereunder and under the Loan Agreement and the Letter Agreement, the payment of which is mandatorily accelerated under Section 3.4(a) of the Loan Agreement.

                 "Maturity Date" shall have the meaning set forth in the Loan Agreement.

                 "New 1973 Sales Contract" shall mean (i) until the Second A/R 1973 Sales Contract has been duly authorized, executed and delivered by Pertamina and the other parties thereto, the 1973 Extension MOA and (ii) thereafter, the Second A/R 1973 Sales Contract.

                 "New 1973 Transportation Arrangements" shall mean the contractual arrangements providing for the transportation of all quantities of LNG contemplated to be delivered pursuant to the New 1973 Sales Contract, as modified or amended from time to time.

                 "1973 Extension MOA" shall mean the Memorandum of Agreement
Re: 1973 LNG Sales Contract Extension, dated October 6, 1994, between Pertamina and the Japanese Buyers, as heretofore and hereafter modified or amended, until superseded by the Second A/R 1973 Sales Contract.

                 "1973 Sales Contract" shall mean the LNG Sales Contract, dated as of December 3, 1973, between Pertamina and the Japanese Buyers, as heretofore and hereafter modified or amended, but excluding the New 1973 Sales Contract.

                 "Note" shall mean a promissory note issued by the Bontang V Trustee as borrower under the Loan Agreement to a Lender to evidence such Lender's advances to the Bontang V Trustee as borrower under the Loan Agreement.

                 "Notice of Acceleration" shall have the meaning set forth in
Section 3.3(d).

                 "Notice of Borrowing" shall have the meaning set forth in
Section 1 of the Loan Agreement.

                 "Notice of Mandatory Prepayment" shall have the meaning set forth in Section 3.3(c).

                 "Other Trust Agreements" shall mean the Bontang I Trust Agreement, the Bontang II Trust Agreement, the Bontang Excess Sales Trust Agreement, the Bontang III Trust Agreement, the Bontang IV Trust Agreement, and any other relevant agreements of this type entered into from time to time by Pertamina and the trustees parties thereto, among others, as hereafter modified or amended.

                 "Pari Passu Swap Indebtedness" shall mean Indebtedness of the Bontang V Trustee contemplated by Section 3.1(c).

                 "Person" shall mean and include any individual, corporation, juridical entity, association, statutory body, partnership, joint venture, trust, estate, unincorporated organization or government, state or any political subdivision, instrumentality, agency or authority thereof.

                 "Pertamina" is defined in the title paragraph hereof.

                 "Processing Agreement" shall mean the Amended and Restated Bontang Processing Agreement, dated as of February 9, 1988, among the Producers (or their predecessors in interest) on the one hand and P.T. Badak on the other, as heretofore and hereafter modified or amended.

                 "Producers" shall mean Pertamina (and its successors) and the Contractors.

                 "Producers Agreement" shall mean the Bontang V Producers Agreement of even date herewith among the Producers, the Tranche A Lender, the Agent, the Intercreditor Agent, the Technical Agent, the Arrangers and the Tranche B Lenders, as hereafter modified or amended.

                 "Production Sharing Contract" shall mean, to the extent such contracts relate to the supply of natural gas to the Bontang Plant, each of:

                             (i)  as to Pertamina and the Vico Group, (i) until
August 8, 1998, the Amended and Restated Production Sharing Contract dated April 23, 1990, as hereafter modified or amended, between Pertamina, on the one hand, and the members of the Vico Group on the other, and (ii) effective August 8, 1998, the Production Sharing Contract dated April 23, 1990, as hereafter modified or amended, between Pertamina, on the one hand, and the members of the Vico Group, on the other;

                            (ii)  as to Pertamina and the Total Group, (i)
until March 31, 1997, the Amended and Restated Production Sharing Contract dated January 11, 1991, as hereafter modified or amended, between Pertamina, on the one hand, and the members of the Total Group, on the other, and (ii) effective March 31, 1997, the Production Sharing Contract dated January 11, 1991, as hereafter modified or amended, between Pertamina, on the one hand, and the members of the Total Group, on the other;

                           (iii)  as to Pertamina and the Unocal Group, (i)
until October 24, 1998, the Amended and Restated Production Sharing Contract dated January 11, 1991, as hereafter modified or amended, between Pertamina, on the other hand, and Unocal on the other, and (ii) effective October 25, 1998, the Production Sharing Contract dated January 11, 1991, as hereafter modified or amended, between Pertamina, on the one hand, and Unocal, on the other; and

                            (iv)  as to Pertamina and Inpex, effective March
31, 1997, the Production Sharing Contract dated March 28, 1991, as hereafter modified or amended, between Pertamina, on the one hand, and Inpex, on the other.

                 "P.T. Badak" shall mean P.T. Badak Natural Gas Liquefaction Company, a corporation organized under laws of the Republic of Indonesia.

                 "Quarterly Period" shall mean the period from and including the making of the initial borrowing under the Loan Agreement to and including the next to occur of March 10, June 10, September 10 and December 10, and thereafter each subsequent period of approximately three calendar months ending on the next to occur of March 10, June 10, September 10 or December 10, as the case may be; provided that if the last day of the Quarterly Period would be a day which is not a Business Day under the Loan Agreement such Quarterly Period will end on the immediately succeeding Business Day and that each subsequent Quarterly Period will begin on the calendar day (whether or not a Business Day) immediately following the last day of the preceding Quarterly Period.

                 "Regular Reserve Account" shall mean a trust account of the Bontang V Trustee established as a sub-account of the Reserve Account pursuant to Section 3.2(c), and such term shall include all sub-accounts thereof.

                 "Reserve Account" shall mean a trust account of the Bontang V Trustee established as a sub-account of the Bontang V General Account pursuant to Section 3.2(c), which may be established at the offices of the Bontang V Trustee, or any Bontang V Depositary, as permitted in accordance with the terms hereof, and such term shall include all sub-accounts thereof.

                 "Scheduled Principal" shall mean the amount of principal regularly scheduled to be payable to the Lenders (other than any Affected Lenders) under Section 2.10(a) of the Loan Agreement and under the Notes.

                 "Second A/R 1973 Sales Contract" shall mean the Second Amended and Restated 1973 LNG Sales Contract, substantially in the form attached to the 1973 Extension MOA as

Attachment A, as hereafter modified or amended, until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service, at which time such Contract shall cease, for purposes hereof and for purposes of the Producers Agreement, to be the Second A/R 1973 Sales Contract and an LNG Sales Contract.

                 "Selected Qualified Bank" shall have the meaning set forth in
Section 1 of the Loan Agreement.

                 "Sharing Percentages" shall have the meaning set forth in
Section 8.1.

                 "Source of Debt Service" shall mean

                 I.(i) in respect of each amount payable to the Bontang V Trustee for cargoes of LNG delivered on or after January 1, 1998 and for cargoes ordered for delivery on or before December 31, 1999 (the "KGC SDS Period") under the KGC Sales Contract, or payable with respect to the KGC SDS Period to the Bontang V Trustee pursuant to the Supply Agreements or otherwise pursuant to the KGC Sales Contract (without duplication), the portion, if any, of the amount so payable equal to 90% of the LNG Related Portion (as defined in the KGC Sales Contract) of the Gross Invoice Amount payable (a) under each invoice rendered with respect to each such cargo, and (b) otherwise in respect of each such cargo, plus 90% of all indemnities and additional amounts payable by the Buyer with respect to the KGC SDS Period under the KGC Sales Contract (excluding such amounts required to be paid to Pertamina with respect to the transportation of such cargoes of LNG, including, without limitation, demurrage payments), without any reduction or set-off from any such amounts (for purposes hereof, a cargo shall be deemed delivered when title thereto passes to KGC pursuant to the terms of the KGC Sales Contract);

                            (ii)  in respect of each amount payable to the
Bontang V Trustee for cargoes of LNG delivered on or after January 1, 1998 and for cargoes ordered for delivery on or before December 31, 1999 (the "CPC SDS Period") under the CPC Sales Contract, or payable with respect to the CPC SDS Period to the Bontang V Trustee pursuant to the Supply Agreements or otherwise pursuant to the CPC Sales Contract (without duplication), the portion, if any, of the amount so payable equal to 90% of the LNG Related Component (as defined in the CPC Sales Contract) of the Gross Invoice Amount payable (a) under each invoice rendered with respect to each such cargo, and (b) otherwise in respect of each such cargo, plus 90% of all indemnities and additional amounts payable by the Buyer with respect to the CPC SDS Period under the CPC Sales Contract (excluding such amounts required to be paid to Pertamina with respect to the trans-portation of such cargoes of LNG including, without limitation, demurrage payments) without any reduction or set-off from any such amounts (for purposes hereof, a cargo shall be deemed delivered when title thereto passes to CPC pursuant to the terms of the CPC Sales Contract);

                           (iii)  in respect of each amount payable to the
Bontang V Trustee for LNG purchased during the period from and including January 1, 2000 to and including December 31, 2014 (the "Extension Period") or for LNG required to be purchased but not taken during the Extension Period, under the New 1973 Sales Contract, or payable with respect to the Extension Period to the Bontang V Trustee pursuant to the Supply Agreements or otherwise pursuant to the New 1973 Sales Contract (without duplication), the portion, if any, of the amount so payable equal to 21% of the LNG Element (as defined in the New 1973 Sales Contract) of the Gross Invoice Amount payable (a) under each invoice rendered with respect to each cargo purchased during the Extension Period, or in the case of LNG required to be purchased during the Extension Period but not taken under each invoice rendered with respect to the same quantity not taken, and (b) otherwise in respect of each such cargo, plus 21% of all indemnities and additional amounts payable by any of the Buyers with respect to the Extension Period under the New 1973 Sales Contract (excluding such amounts required to be paid to Pertamina with respect to the transportation of such cargoes of LNG including, without limitation, demurrage payments and non-utilization costs), without any reduction or set-off from any such amounts; and

                 II. in respect of any period, the aggregate amount of the Source of Debt Service payable during such period.

Notwithstanding the foregoing, if the Bontang V Trustee is authorized and requested by the Producers (which authorization and request may be given pursuant to Section 1.16(b) of the Producers Agreement) to execute and deliver an agreement providing for the amendment of this definition of Source of Debt Service, and if the Tranche A Lender and the Agent on behalf of the Tranche B Lenders also execute and deliver such agreement, this definition of Source of Debt Service shall be deemed amended for all purposes of this Agreement as set forth in such agreement.

                 "Special Disbursement Amount" shall mean an amount paid by the Bontang V Trustee pursuant to a Special Disbursement Instruction or an amount received by the Bontang V Trustee from the trustee and paying agent under any of the Other Trust Agreements which such trustee and paying agent has notified the Bontang V Trustee is a Special Disbursement Amount, as the case may be.

                 "Special Disbursement Instruction" shall have the meaning set forth in Section 8.5.

                 "Special Payment Account" shall mean a trust account of the Bontang V Trustee established as a sub-account of the Debt Service Account pursuant to Section 3.2(c).

                 "Special Payments" shall mean (i) any amounts of or with respect to taxes, increased costs arising from regulatory changes, breakage and other funding costs and losses, indemnities and any other amounts payable to any of the Lenders (other than any Affected Lenders) under Sections 2.7(b), 3.3 and 3.4(b) of the Loan Agreement and (ii) any other amounts (other than Lenders Fees and Expenses, Interest, Deferred Principal, Scheduled Principal and Mandatory Prepayments) payable to any of the Lenders (other than any Affected Lenders) under the Loan Agreement and the Notes. For avoidance of doubt, it is expressly agreed that the term "Special Payments" does not include or refer to prepayments of principal of the Advances pursuant to the Loan Agreement.

                 "Subordinated Indebtedness" shall mean Indebtedness of the Bontang V Trustee contemplated by Section 3.1(b).

                 "Successor" shall have the meaning set forth in Section 11.4.

                 "Supply Agreement" shall mean each of, and "Supply Agreements" shall mean all of, the CPC Supply Agreements, the KGC Supply Agreements and the Japanese Supply Agreements.

                 "Total" is defined in the title paragraph hereof.

                 "Total Group" shall mean Total and Inpex, and their successors in interest.

                 "Train G" shall have the meaning set forth in Section 1 of the Loan Agreement.

                 "Tranche" shall mean Tranche A or Tranche B, and "Tranches" shall mean Tranche A and Tranche B.

                 "Tranche A" shall mean all advances by the Tranche A Lender under the Loan Agreement.

                 "Tranche A Lender" shall mean Bontang Train-G Project Finance Co., Ltd. and its successors and assigns under the Loan Agreement.

                 "Tranche B" shall mean all advances by the Tranche B Lenders under the Loan Agreement.

                 "Tranche B Lenders" shall mean the banks and other financial institutions named as such in the Loan Agreement and their respective successors and assigns under the Loan Agreement.

                 "Transporter" shall mean a Person that contracts with Pertamina to provide transportation of LNG under an LNG Sales Contract.

                 "Trustee's Office" shall mean the office of the Bontang V Trustee, the address of which is set out in Section 13.3 or any other office of the Bontang V Trustee in the United States the address of which is notified to the Producers by the Bontang V Trustee pursuant to Section 13.3 or the office specified in an instrument delivered by the Successor pursuant to Section 11.4.

                 "Unocal" is defined in the title paragraph hereof.

                 "Unocal Group" shall mean Unocal and Inpex, and their successors in interest; provided, however, that Inpex shall cease to be a member of the Unocal Group on March 31, 1997.

                 "Vico" is defined in the title paragraph hereof.

                 "Vico Group" shall mean Vico, Virginia International Company, OPICOIL Houston, Inc., Lasmo Sanga Sanga Limited, Union Texas East Kalimantan Limited, and Universe Gas & Oil Company, Inc. and their successors in interest.


                                   ARTICLE 2

                    RECEIPT OF PAYMENTS WITH RESPECT TO LNG


                 2.1 Designation of Bontang V Trustee and Bontang V General Account. Pursuant to the relevant provisions of the Supply Agreements and the LNG Sales Contracts, Pertamina hereby designates, and each of the Contractors hereby agrees to the designation of, the Bontang V Trustee named herein, and directs the Bontang V Trustee to establish on the next Business Day following the date hereof and maintain at the Trustee's Office an account, to be designated as the "Bontang V General Account." Pertamina hereby designates the Bontang V General Account, and each of the Contractors hereby agrees to such designation of the Bontang V General Account, as the account to which the following amounts shall be paid:

                          (a)     all amounts which become due and payable
under the KGC Sales Contract for, or otherwise relating to, cargoes delivered thereunder on or after January 1, 1998;

                          (b)     all amounts which become due and payable
under the CPC Sales Contract; and

                          (c)     all amounts which become due and payable
under the New 1973 Sales Contract for, or otherwise relating to, cargoes delivered thereunder during the Extension Period.

                 For purpose of the preceding sentence a cargo shall be deemed delivered when title thereto passes to the relevant Buyer under the terms of the relevant LNG Sales Contract. Without limiting the foregoing, and notwithstanding any other provision herein to the contrary, the parties hereto acknowledge and agree that (x) all amounts which become due and payable by the Japanese Buyers under the 1973 Sales Contract with respect to cargoes required to be delivered under such contract through and including December 31, 1999 shall not constitute Bontang V Trust Funds, and if received by the Bontang V Trustee shall be paid over to the Bontang I Trustee, and (y) all amounts payable by the Buyer under the KGC Sales Contract with respect to cargoes delivered thereunder through and including December 31, 1997 shall not constitute Bontang V Trust Funds, and if received by the Bontang V Trustee shall be paid over to the Bontang Excess Sales Trustee (all such amounts described in clauses (x) and (y) are herein called "Excluded Amounts").

                 2.2 Bontang V Trust Funds. All such amounts that shall have been received in the Bontang V General Account pursuant to Section 2.1 (other than Excluded Amounts) and any other amounts the Bontang V Trustee may receive under the terms of this Agreement (together with any securities acquired by the Bontang V Trustee pursuant to Article 10 and all interest thereon) are herein referred to as the "Bontang V Trust Funds." The respective Sharing Percentages of each Producer of all Bontang V Trust Funds shall be credited to the respective Bontang V Trust Funds Accounts of each Producer, to be held in trust, however, for the benefit of those having a right, to the extent provided in this Agreement, to receive disbursements and distributions hereunder. Immediately upon the Bontang V Trustee's receipt of any funds unambiguously representing amounts payable to the Bontang V Trustee with respect to the LNG Sales Contracts (other than Excluded Amounts), such funds shall be impressed with the trust created hereby and become a part of the Bontang V Trust Funds and shall be deposited in the Bontang V General Account.

                 2.3 Allocation of Amounts Received. All amounts received by the Bontang V Trustee pursuant to Section 2.1 and designated as representing amounts payable for LNG delivered, or for LNG required to be purchased, but not taken, under the LNG Sales Contracts, all amounts paid on account of interest due by reason of the late payment of invoices, and all demurrage payments by the Buyers, shall be deemed to be attributable to sales under the LNG Sales Contracts. In the event the Bontang V Trustee receives any amount from any Buyer which amount is not designated for the Bontang V General Account or for any accounts established or to be established under the Other Trust Agreements, it shall first contact the remitting party in order to determine the proper designation for the amounts received, and shall solicit and, if possible, obtain from the remitting party such documentation as the Bontang V Trustee deems appropriate as evidence of such designation. In the event the remitting party is unable to provide appropriate evidence of such designation, the Bontang V Trustee shall notify the Producers of the amount received, the date of receipt and any other information relevant to such amount known to the Bontang V Trustee. The Bontang V Trustee shall thereupon request instructions as to the proper allocation of the amount received and shall allocate such amounts between the Bontang V General Account and any accounts established under the Other Trust Agreements in accordance with instructions given jointly by the Producers. Pertamina shall provide written notice to the Bontang V Trustee identifying and itemizing in reasonable detail the portions of the amounts received in the Bontang V General Account that do and do not constitute Source of Debt Service. Until such notice has been delivered, all amounts received in the Bontang V General Account shall be retained therein.

                 2.4 Proceeds of Cargo Insurance. The Producers hereby agree that all proceeds from cargo insurance policies covering LNG transported for sale under the LNG Sales Contracts (other than Excluded Amounts) shall be paid directly to the Bontang V Trustee. All such amounts received by the Bontang V Trustee and designated by the insurer as representing proceeds from cargo insurance policies covering LNG transported for sale under the LNG Sales Contracts on an ex-ship basis shall become a part of the Bontang V Trust Funds and shall be deposited in the Bontang V General Account. In the event the Bontang V Trustee receives any amounts from insurers that are not designated as to origin, the procedures specified in Section 2.3 shall apply.

                 2.5 Payments Under New 1973 Transportation Arrangements. Pertamina shall provide instructions that all amounts coming due to Pertamina under the New 1973 Transportation Arrangements shall be paid directly to the Bontang V Trustee. All such amounts received by the

Bontang V Trustee shall become a part of the Bontang V Trust Funds and shall be deposited in the Bontang V General Account. Upon receipt of any such amount that has not been designated as to origin, the procedures specified in Section
2.3 shall apply.


                                   ARTICLE 3

               POWER TO BORROW AND ENTER INTO INTEREST RATE SWAPS


                 3.1  Enumeration of Powers.

                          (a)     In addition to its other powers hereunder,
the Bontang V Trustee shall have the power to borrow money from time to time from the Lenders upon the terms and conditions set forth below:

                                     (i)   Upon its receipt of notice from the
Producers that they have determined that a credit facility for borrowing by the Bontang V Trustee to pay for a portion of the capital costs incurred, or to be incurred, in connection with the construction or financing of Train G is desirable, the Bontang V Trustee, at the direction of the Producers, shall undertake to obtain such credit facility, which shall be evidenced by the Loan Agreement, the Notes and the Letter Agreement.

                                     (ii)  The Bontang V Trustee shall have the
power to enter into or modify the Loan Agreement, the Notes and the Letter Agreement upon its receipt of notice from Pertamina and each of the Contractors that they have approved the form and terms of such agreements or modifications and that they authorize and request the Bontang V Trustee to enter into such agreements or modifications. The Bontang V Trustee shall have the power to obtain and repay Indebtedness and to pay other amounts and to perform other obligations under the Loan Agreement, the Notes and the Letter Agreement. Notwithstanding the provisions of Section 13.3, no representatives of the Contractor Groups, any Contractor or any other individual or entity shall have authority to give any approval under this Section 3.1(a) for any Contractor other than itself, unless such Contractor shall give notice to the Bontang V Trustee that it has appointed such representative or other individual or entity to give such approval.

                                    (iii)  The Loan Agreement, the Notes and
the Letter Agreement shall contain provisions acceptable to the Bontang V Trustee to the effect that no recourse may be had nor any claim thereunder made against BankAmerica International in its individual capacity other than for breach of a representation or warranty made in its individual capacity or for gross negligence or willful misconduct.

                          (b)     In addition to its other powers hereunder,
the Bontang V Trustee shall have the power at any time to incur Indebtedness that is payable out of amounts of the Source of Debt Service only after (i) the Bontang V Trustee shall have accumulated amounts in the Debt Service Account and the Reserve Account during each Interest Period required to be accumulated therein pursuant to Section 3.2 or 3.3(d), as applicable, and (ii) any amounts required to be deposited in the Debt Coverage Reserve Account and paid to the Lenders therefrom under Sections 3.2 and 3.3, as applicable, have been so deposited and paid (such Indebtedness, "Subordinated Indebtedness"), as follows. Upon its receipt of notice from the Producers that they have determined that Subordinated Indebtedness in the form of a credit facility for borrowing by the Bontang V Trustee to pay for a portion of the capital costs incurred, or to be incurred, in connection with a Financed Capital Project is desirable, the Bontang V Trustee, at the direction of the Producers, shall undertake to obtain and enter into one or more appropriate agreements relating to such Subordinated Indebtedness; provided, however, that the Bontang V Trustee shall not enter into any such agreement or amendment prior to (i) receiving written notice from the Tranche A Lender and the Agent that the Majority Lenders have approved such agreement in form and substance in accordance with Section 6.4 of the Loan Agreement, and (ii) entering into an appropriate amendment to this Agreement to make provision for making payments under the agreements relating to such Subordinated Indebtedness to the extent provided in the first sentence of this Section 3.1(b), which amendment shall have been approved in writing as to form and substance by the Majority Lenders.

                          (c)     In addition to its other powers hereunder,
the Bontang V Trustee shall have the power to incur Indebtedness (other than Subordinated Indebtedness) in respect of interest rate swap arrangements of the Bontang V Trustee entered into solely for the purpose of exchanging floating interest rate obligations of the Bontang V Trustee under the Loan Agreement into fixed interest rate obligations if such Indebtedness is only payable out of Source of Debt Service and is pari passu in right of payment and does not benefit from any Encumbrance other than equally and ratably with, or subordinate to, the Indebtedness owed to the Lenders under the Loan Agreement, the Notes and the Letter Agreement ("Pari Passu Swap Indebtedness"). Upon its receipt of notice from the Producers that they have determined that such Pari Passu Swap Indebtedness is desirable, the Bontang V Trustee, at the direction of the Producers, shall undertake to obtain and enter into one or more appropriate agreements relating to such Pari Passu Swap Indebted-ness; provided, however, that the Bontang V Trustee shall not enter into any such agreement prior to (i) receiving written notice from the Tranche A Lender and the Agent that the Majority Lenders have approved such agreement in form and substance in accordance with Section 6.4 of the Loan Agreement, and (ii) entering into an amendment to this Agreement making provision for making payments under such agreement on a pari passu basis out of the Source of Debt Service with the payments to be made to the Lenders under the Loan Agreement, which amendment shall have been approved in writing as to form and substance by the Majority Lenders.

                          (d)     The provisions contained in the last sentence
of Section 3.1(a)(ii) and in Section 3.1(a)(iii) relating to the Loan Agreement shall apply equally to any agreements relating to Subordinated Indebtedness or Pari Passu Swap Indebtedness to be entered into by the Bontang V Trustee pursuant to Section 3.1(b) or 3.1(c).

                 3.2  Accumulation of Debt Service.

                          (a)     The Loan Agreement shall provide that all
payment dates for payment of principal and interest thereunder shall be uniform dates within each calendar quarter, subject to any option provided for in the Loan Agreement permitting the borrower thereunder to elect Interest Periods for the calculation of interest which are six months in length and which end on the same calendar quarter date (each such date ending a three-month or six-month Interest Period for payment of principal or interest, a "Capital Payment Date").

                          (b)     (i)  The Loan Agreement shall provide for the
Bontang V Trustee to receive, at the time of the initial borrowing and each subsequent borrowing thereunder in each case in respect of the Quarterly Period in which such borrowing occurs and on or about the first day of each Quarterly Period thereafter, a notice from each of the Tranche A Lender, with respect to Tranche A, and the Agent, with respect to Tranche B, of the amounts of Scheduled Principal, Deferred Principal, regularly scheduled Interest and regularly scheduled Lenders Fees and Expenses payable with respect to the relevant Tranche on the Capital Payment Date occurring at the end of such Quarterly Period, designating the Tranche to which such amounts relate.

                                     (ii)  The Loan Agreement shall provide for
the Bontang V Trustee to receive notice from the Tranche A Lender, with respect to Tranche A, and the Agent, with respect to Tranche B, as the case may be, of other amounts payable under the Loan Agreement, the Notes and the Letter Agreement as the same shall become due and payable, designating the Tranche to which such amounts relate and whether such amounts constitute principal, Lenders Fees and

Expenses, Interest, Special Payments or Mandatory Prepayments.

                                    (iii)  The Loan Agreement shall provide for
the Bontang V Trustee to receive on or about December 31, 1997 and on or about the first day of each Quarterly Period thereafter and on or following the date of delivery of each Notice of Borrowing delivered thereafter, a notice from each of the Tranche A Lender, with respect to Tranche A, and the Agent, with respect to Tranche B, of the sum (such sum, the "Anticipated Loan Amounts") of Scheduled Principal and Deferred Principal to be payable to the Lenders (other than Affected Lenders) on each of the two Capital Payment Dates next succeeding the Capital Payment Date occurring at the end of such Quarterly Period plus Interest to accrue during the two Quarterly Periods next succeeding such Quarterly Period plus Lenders Fees and Expenses reasonably anticipated to be payable during such next two Quarterly Periods; provided, however, that during the Availability Period, such sum shall be equal to (and the phrase Anticipated Loan Amounts shall refer to) the Scheduled Principal and Deferred Principal to become due to the Lenders (other than Affected Lenders) with respect to the first two Maturity Dates plus Interest to be due on such Maturity Dates plus Lenders Fees and Expenses reasonably anticipated to be due on such Maturity Dates.

                                     (iv)  The Bontang V Trustee, without any
action or approval being required of the Producers, shall be entitled to rely conclusively on each such statement in the absence of manifest error.

                          (c)     On or before the Effective Date, the Bontang
V Trustee shall open in its own name, as Bontang V Trustee, at the Trustee's Office, two sub-accounts of the Bontang V General Account, one designated as the "Debt Service Account" (which term shall include all sub-accounts thereof), and the other designated as the "Reserve Account" (which term shall include all sub-accounts thereof). On or before the Effective Date, the Bontang V Trustee shall also open in its own name at the Trustee's Office (i) two separate sub-accounts of the Debt Service Account, one for each Tranche under the Loan Agreement (each such sub-account, a "Loan Account"), (ii) two other separate sub- accounts of the Debt Service Account, one for each Tranche under the Loan Agreement (each such sub-account, a "Special Payment Account"), (iii) a separate sub-account of the Debt Service Account (such sub-account to be designated as the "Mandatory Prepayment Account"), and (iv) two separate sub-accounts of the Reserve Account (such sub-accounts to be designated as the "Regular Reserve Account" and the "Debt Coverage Reserve Account," respectively), all such sub-accounts to be used for the receipt, administration and payment of principal, interest and other amounts due or to become due under the Loan Agreement.

                          (d)     If the Bontang V Trustee, as borrower under
the Loan Agreement, elects to borrow amounts thereunder, as permitted thereby, for the purpose of paying any Lenders Fees and Expenses due thereunder as specified in all notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, the amounts borrowed for such purpose shall be immediately deposited into the Loan Accounts pro rata in accordance with the amounts of such Lenders Fees and Expenses so borrowed payable with respect to Tranche A and Tranche B, respectively.

                          (e)     If the Bontang V Trustee, as borrower under
the Loan Agreement, elects to borrow amounts thereunder, as permitted thereby, for the purpose of paying any Interest due thereunder as specified in all notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, the amounts borrowed for such purpose shall be immediately deposited into the Loan Accounts pro rata in accordance with the amounts of such Interest so borrowed payable with respect to Tranche A and Tranche B, respectively.

                          (f)     If the Bontang V Trustee, as borrower under
the Loan Agreement, elects to borrow amounts thereunder, as permitted thereby, for the purpose of paying any Special Payments due thereunder as specified in all notices received by the Bontang V Trustee of the type referred to in
Section 3.2(b)(ii), without duplication, the amounts borrowed for such purpose shall be immediately deposited into the Special Payment Accounts pro rata in accordance with the amounts of such Special Payments so borrowed payable with respect to Tranche A and Tranche B, respectively.

                          (g)     (i) If the Bontang V Trustee, as borrower
under the Loan Agreement, elects to borrow amounts thereunder, solely as permitted thereby, for the purpose of funding the Regular Reserve Account, the amounts borrowed for such purpose shall be immediately deposited into the Regular Reserve Account.

                                     (ii)  If the Bontang V Trustee, as
borrower under the Loan Agreement, elects to borrow amounts thereunder, as permitted thereby, for the purpose of reimbursing the Producers for amounts paid by them to a Selected Qualified Bank retained pursuant to Section 6.6 of the Loan Agreement to specify the Assumed Interest Rate or the assumptions necessary for calculating the Debt Coverage Ratio, the amounts borrowed for such purpose shall be immediately deposited into the Bontang V Payment Account.

                          (h)     Subject to all payments (if any) required by
Section 3.3(d) having first been made, during the period beginning on January 1, 1998 and ending on the last day of the Availability Period, the Bontang V Trustee shall, upon receipt, promptly pay over to the Reserve Account or the Mandatory Prepayment Account, as applicable, for deposit in the appropriate sub-account (or, in the case of clause (iv) below, to the Bontang V Payment Account) or payment of all amounts of the Source of Debt Service received in the Bontang V General Account in the following amounts and in the following order of priority:

                                     (i)   First, to the Regular Reserve
Account until the aggregate amount accumulated therein shall be sufficient to pay the Anticipated Loan Amounts at such time as specified in notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(iii), without duplication;

                                     (ii)  Second, prior to the receipt by the
Bontang V Trustee of notice from the Tranche A Lender and the Agent that the conditions precedent contained in Section 5.2 of the Loan Agreement have been satisfied, to the Regular Reserve Account;

                                    (iii)  Third, to the Mandatory Prepayment
Account, until the aggregate of all amounts of Mandatory Prepayments due and payable, as specified in any applicable Notices of Mandatory Prepayment and to the extent not previously paid pursuant to Section 3.3(c), have been paid in full; and

                                     (iv)  Fourth, following receipt by the
Bontang V Trustee of notice from the Tranche A Lender and the Agent that the conditions precedent contained in Section 5.2 of the Loan Agreement have been satisfied, to the Bontang V Payment Account as provided in Section 4.2.

                          (i)     Subject to all payments (if any) required by
Section 3.3(d) having first been made, commencing on the first day after the end of the Availability Period under the Loan Agreement, and for each Quarterly Period thereafter under the Loan Agreement, and continuing until the date of payment of all amounts due thereunder, the Bontang V Trustee shall, upon receipt, promptly pay over to the Debt Service Account with respect to each such Quarterly Period for deposit in the appropriate sub-account all amounts of the Source of Debt Service received in the Bontang V General Account in the following amounts and in the following order of priority:

                                     (i)   First, to the Loan Accounts, pro
rata according to the amounts, if any, of Lenders Fees and Expenses due and payable by the Bontang V Trustee on the

Capital Payment Date occurring at the end of such Quarterly Period (and on any prior Capital Payment Date to the extent not previously paid), as specified in all notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, until the aggregate amount accumulated in the Loan Accounts shall be sufficient to pay the aggregate of all such amounts of Lenders Fees and Expenses;

                                     (ii)  Second, to the Loan Accounts, pro
rata according to the amounts of Interest due and payable by the Bontang V Trustee on the Capital Payment Date occurring at the end of such Quarterly Period (and on any prior Capital Payment Date to the extent not previously paid), as specified in all notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, until the aggregate amount accumulated in the Loan Accounts (in excess of the amounts referred to in clause (i) above) shall be sufficient to pay the aggregate of all such amounts of Interest; provided, however, that with respect to any six-month Interest Period, the amount of the Source of Debt Service to be paid over to the Loan Account for Tranche B in respect of all Interest due on the Capital Payment Date occurring at the end of such Interest Period shall, in the first three months of such Interest Period, be an amount equal to one half of all such Interest due, and in the second three months of such Interest Period, be an amount equal to the other half of all such Interest due;

                                    (iii)  Third, to the Special Payment
Accounts, pro rata according to the amounts of Special Payments, if any, due and payable by the Bontang V Trustee on the Capital Payment Date occurring at the end of such Quarterly Period (and on any prior Capital Payment Date to the extent not previously paid), as specified in all notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(ii), without duplication, until the aggregate amount accumulated in the Special Payment Accounts shall be sufficient to pay the aggregate of all such amounts of Special Payments;

                                     (iv)  Fourth, to the Loan Accounts, pro
rata according to the amounts, if any, of Deferred Principal due and payable by the Bontang V Trustee on the Capital Payment Date occurring at the end of such Quarterly Period (and on any prior Capital Payment Date to the extent not previously paid), as specified in all notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(i), without duplication, until the aggregate amount accumulated in the Loan Accounts (in excess of the amounts referred to in clauses (i) and (ii) above) shall be sufficient to pay the aggregate of all such amounts of Deferred Principal; and

                                     (v)   Fifth, to the Loan Accounts, pro
rata according to the amounts of Scheduled Principal due and payable by the Bontang V Trustee on the Capital Payment Date occurring at the end of such Quarterly Period (and on any prior Capital Payment Date to the extent not previously paid), as specified in all notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, until the aggregate amount accumulated in the Loan Accounts (in excess of the amounts referred to in clauses (i), (ii) and (iv) above) shall be sufficient to pay the aggregate of all such amounts of Scheduled Principal.

                          (j)     Subject to all payments (if any) required by
Section 3.3(d) having first been made, for each Quarterly Period referred to in
Section 3.2(i), after all amounts of Source of Debt Service required to be paid into the Debt Service Account pursuant to Section 3.2(i) with respect to such Quarterly Period have been so paid, the Bontang V Trustee shall, upon receipt, promptly pay over to the Reserve Account or the Mandatory Prepayment Account, as applicable, with respect to each such Quarterly Period for deposit in the appropriate sub-account (or, in the case of clause (v) below, to the Bontang V Payment Account) or payment of all additional amounts of the Source of Debt Service received in the Bontang V General Account in the following amounts and in the following order of priority:

                                     (i)   First, to the Regular Reserve
Account until the aggregate amount accumulated therein shall be sufficient to pay the Anticipated Loan Amounts specified for such Quarterly Period in all notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(iii), without duplication;

                                     (ii)  Second, prior to receipt by the
Bontang V Trustee of notice from the Tranche A Lender and the Agent that the conditions precedent contained in Section 5.2 of the Loan Agreement have been satisfied, subject to Sections 3.2(j)(iii) and (iv), to the Regular Reserve Account;

                                    (iii)  Third, if the certificate delivered
to the Tranche A Lender and the Agent pursuant to Section 6.1(b) of the Loan Agreement on or prior to the first day of such Quarterly Period indicates that the Debt Coverage Ratio is less than 130%, to the Debt Coverage Reserve Account;

                                     (iv)  Fourth, to the Mandatory Prepayment
Account, until the aggregate of all amounts of Mandatory Prepayments due and payable, as specified in any applicable Notices of Mandatory Prepayment and to the extent not pre-viously paid pursuant to Section 3.3(c), have been paid in full; and

                                     (v)   Fifth, following receipt by the
Bontang V Trustee of notice from the Tranche A Lender and the Agent that the conditions precedent contained in Section 5.2 of the Loan Agreement have been satisfied, to the Bontang V Payment Account as provided in Section 4.2.

                          (k)     Subject to the requirement that all payments
(if any) required by Sections 3.3(c) and (d) shall in all events have first been made, if the Producers have, prior to the Bontang V Trustee having paid all or part of any Special Payments, advised the Bontang V Trustee, in writing, to contest payment of any amounts of Special Payments, such contested amounts of the Source of Debt Service accumulated in the Special Payment Accounts shall remain on deposit therein until such time as Pertamina and the Contractors have approved the use thereof for payment of such amounts or, if earlier, such time as the Bontang V Trustee may be legally compelled to pay such amounts to the Lenders through the exercise by such Lenders of the legal or equitable remedies available to them.

               3.3 Payment of Debt Service; Choices; Delivery of Information and Certificates.

                          (a)     Subject to all payments (if any) required by
Sections 3.3(b)(ii), 3.3(c) and (d) having first been made, on each Capital Payment Date, the Bontang V Trustee shall pay the following amounts in the following order of priority:

                                     (i)   First, all amounts of Lenders Fees
and Expenses then due and payable, as specified in all notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively, to the extent of and out of amounts then held in the Loan Accounts; provided, however, that all amounts of Lenders Fees and Expenses due and payable under
Section 10.6(a) of the Loan Agreement, as specified in all notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively, on the earlier of (x) the date of the first borrowing by the Bontang V Trustee under the Loan Agreement, (y) the thirtieth day following the Effective Date under the Loan Agreement and (z) the sixtieth (60th) day following the date of execution and delivery of the Loan Agreement, in each case to the extent of and out of amounts then held in the Loan Accounts;

                                     (ii)  Second, all amounts of Interest then
due and payable, as specified in all notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively, to the extent of and out of amounts then held in the Loan Accounts; provided, however, that any amounts held in the Loan Account for Tranche B and (1) accrued in respect of any six-month Interest Period in accordance with the proviso to Section 3.2(i)(ii), or (2) deposited as provided in Section 3.5(c)(ii)(1), shall be held and paid as follows: (x) during the three-month period commencing on and including the first day of such Interest Period and ending on but not including the Capital Payment Date approximately three months following such first day, any amounts deposited and held in such Loan Account in respect of Interest for such three-month period shall be held for the pro rata account of the Tranche A Lender and the Tranche B Lenders; (y) following the three-month period referred to in the preceding clause (x), the amounts referred to in such clause (x), if they continue to be so held in the Loan Account for the Tranche B Lenders, shall be held for the sole benefit of the Tranche B Lenders in respect of Interest due to them at the end of such Interest Period; and (z) during the three-month period commencing on and including the Capital Payment Date occurring approximately three months following the beginning of such Interest Period and ending on but not including the Capital Payment Date ending such Interest Period, any amounts deposited and held in such Loan Account in respect of Interest for such three-month period shall be held for the pro rata account of the Tranche A Lender and the Tranche B Lenders;

                                    (iii)  Third, subject to Section 3.2(k),
all amounts of Special Payments then due and payable, as specified in all notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(ii), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively, to the extent of and out of amounts then held in the Special Payment Accounts;

                                     (iv)  Fourth, all amounts of Deferred
Principal then due and payable, as specified in all notices received by the Bontang V Trustee referred to in Sec-tion 3.2(b)(i), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively, to the extent of and out of amounts then held in the Loan Accounts;

                                     (v)   Fifth, all amounts of Scheduled
Principal then due and payable, as specified in all notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(i), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively, to the extent of and out of amounts then held in the Loan Accounts;

                                     (vi)  Sixth, all amounts necessary to
ensure that the aggregate amount accumulated in the Regular Reserve shall be sufficient to pay the Anticipated Loan Amounts specified for the Quarterly Period commencing on such Capital Payment Date in notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(iii), shall be paid from the Debt Service Account to the Regular Reserve Account;

                                    (vii)  Seventh, if the certificate
delivered to the Tranche A Lender and the Agent pursuant to Section 6.1(b) of the Loan Agreement on or prior to the first day of such Quarterly Period indicates that the Debt Coverage Ratio for the Quarterly Period is less than 130%, all amounts required for application as provided in Section 3.3(b)(ii) shall be paid from the Debt Service Account to the Debt Coverage Reserve Account; and

                                  (viii)   Eighth, any amount held in the Debt
Service Account after all payments required by Sections 3.3(a)(i) through
(vii), inclusive, have been made, shall be paid to the Bontang V Payment Account as provided in Section 4.2.

                          (b)     (i)      Subject to all payments (if any)
required by Sections 3.3(c) and (d) having first been made, to the extent that on any Capital Payment Date (or, in the case of clause (v) below, on the date of receipt by the Bontang V Trustee of the notice required therein) the amounts held in any sub-account of the Debt Service Account are not sufficient to pay in full all amounts payable under the Loan Agreement, the Notes and the Letter Agreement on such Capital Payment Date that are to be paid out of amounts then held in such sub-account, any amounts then held in the Regular Reserve Account shall be applied to make such payments in the order of priority set forth in
Section 3.3(a)(i) through (v), inclusive; provided, however, that if, on any Capital Payment Date occurring during the Availability Period, there are any undrawn amounts of the Commitments and such amounts are available to be borrowed under the Loan Agreement, then the Bontang V Trustee may apply amounts held in the Regular Reserve Account to make payment to the Lenders of the Interest and Lenders Fees and Expenses due and payable on such Capital Payment Date solely (1) upon receipt of notice from the Producers addressed to the Tranche A Lender, the Agent and the Bontang V Trustee and (2) in an amount by which the aggregate of such Interest and Lenders Fees and Expenses exceeds the aggregate amount of the Commitments available to be borrowed on such date.

                                     (ii)  Subject to all payments (if any)
required by Section 3.3(d) having first been made, if on any Capital Payment Date there shall be amounts held in the Debt Coverage Reserve Account, all such amounts shall be paid to the Tranche A Lender and the Agent for the account of the Tranche B Lenders as a prepayment of principal of the Notes in the manner prescribed in the Loan Agreement for the making of prepayments from the Debt Coverage Reserve Account.

                                    (iii)  Subject to all payments (if any)
required by Sections 3.3(b)(i), 3.3(c) and 3.3(d) having first been made, if at any time during the Availability Period the Bontang V Trustee shall receive a notice from the Producers given pursuant to Section 1.13(b) of the Producers Agreement, the Bontang V Trustee shall transfer to the Bontang V Payment Account, from amounts then held in the Regular Reserve Account, the amount specified in such notice, provided that the aggregate of the amounts permitted to be so transferred shall not exceed the aggregate amount borrowed pursuant to
Section 2.2(b)(ii) of the Loan Agreement.

                                     (iv)  Subject to all payments (if any)
required by Sections 3.3(b)(i), 3.3(b)(iii), 3.3(c) and 3.3(d) having first been made, if, following the end of the Availability Period, the Bontang V Trustee shall receive a notice from Pertamina given pursuant to Section 1.13(c) of the Producers Agreement, then the Bontang V Trustee shall transfer to the Bontang V Payment Account, from amounts then held in the Regular Reserve Account, the amount specified in such notice.

                                     (v)   Subject to all payments (if any)
required by Sections 3.3(b)(i) through (iv), 3.3(b)(vi), 3.3(c) and 3.3(d) having first been made, following receipt by the Bontang V Trustee of notice that the conditions precedent contained in Section 5.2 of the Loan Agreement have been satisfied, the amount, if any, by which the amounts then held in the Regular Reserve Account exceed the Anticipated Loan Amounts required to be held in the Regular

Reserve Account pursuant to Section 3.2, shall be paid over to the Bontang V Payment Account as provided in Section 4.2.

                                     (vi)  Subject to all payments (if any)
required by Sections 3.3(b)(i), 3.3(c) and 3.3(d) having first been made, if, on any Capital Payment Date, following payment in full of all amounts then due and payable on such Capital Payment Date to the Lenders under the Loan Agreement, the Notes and the Letter Agreement, there remains in the Regular Reserve Account any amount in excess of the Anticipated Loan Amounts then required to be held in the Regular Reserve Account pursuant to Section 3.2, such excess amount shall (x) at any time the certificate delivered to the Tranche A Lender and the Agent pursuant to Section 6.1(b) of the Loan Agreement indicates that the Debt Coverage Ratio for the Quarterly Period is less than 130%, be paid to the Debt Coverage Reserve Account for application as provided in Section 3.3(b)(ii) or (y) if the circumstances set forth in clause (x) do not apply, be paid over to the Bontang V Payment Account as provided in Section 4.2.

                          (c)     (i)  The Loan Agreement provides for
Mandatory Prepayments to be made with respect to the Notes of one or more of the Lenders in circumstances involving illegality with respect thereto. Notwithstanding Sections 3.3(a) and (b)(i), but subject to all payments (if any) required by Sections 3.3(b)(ii) and 3.3(d) having first been made, upon receipt by the Bontang V Trustee of any notice pursuant to Section 3.2(b)(ii) that any Mandatory Prepayments have become due and payable to one or more Affected Lenders (a "Notice of Mandatory Prepayment"), the Bontang V Trustee, without any action or approval being required of Pertamina or the Contractors, shall:

                                        (1)     Immediately pay to the Tranche
         A Lender and the Agent for the account of such Affected Lenders, to the extent necessary to pay the entire amount of the Mandatory Prepayments payable to such Affected Lenders in full as shown on such Notice of Mandatory Prepayment, the Loan Percentage for such Affected Lenders of all amounts then held in the Debt Service Account and the Regular Reserve Account; and

                                        (2)     Immediately upon deposit of any
         amounts in the Mandatory Prepayment Account pursuant to Section 3.2(j) or otherwise, pay all such amounts to the Tranche A Lender and the Agent for the account of such Affected Lenders, to the extent the amount of such Mandatory Prepayments shall not have been previously paid.

                                     (ii)  All amounts paid to the Tranche A
Lender and the Agent for the account of the Affected Lenders pursuant to
Section 3.3(c)(i) shall be reflected in the records of the Bontang V Trustee as having been applied in the following order of priority:

                                        (1)     First, to the payment of all
         Lenders Fees and Expenses due and payable at the time of payment to the Affected Lenders as specified in the applicable Notices of Mandatory Prepayment;

                                        (2)     Second, to the payment of all
         Interest due and payable at the time of payment to the Affected Lenders as specified in the applicable Notices of Mandatory Prepayment;

                                        (3)     Third, to the payment of all
         principal then due and payable to the Affected Lenders as specified in the applicable Notices of Mandatory Prepayment; and

                                        (4)     Fourth, to the payment of all
         Special Payments due and payable at the time of payment to the Affected Lenders as specified in the applicable Notices of Mandatory Prepayment.

                          (d)     The Loan Agreement may provide for the
acceleration of the Tranches outstanding and payable thereunder. Notwithstanding Sections 3.3(a), (b) and (c), upon receipt by the Bontang V Trustee of any notice of acceleration (a "Notice of Acceleration") from the Tranche A Lender and the Agent, the Bontang V Trustee, without any action or approval being required of the Producers, shall:

                                     (i)   Immediately apply all amounts then
held in all sub-accounts of the Debt Service Account and the Reserve Account to the payment of the following amounts in the following order of priority, to the extent not previously paid:

                                        (1)     First, all amounts referred to
         in clause (y) of the proviso to Section 3.3(a)(ii) shall be paid to the Tranche B Lenders in respect of Interest for the period referred to in such clause (y);

                                        (2)     Second, all amounts of Lenders
         Fees and Expenses due and payable at the time of payment, as specified in the Notice of Acceleration or in any notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(ii), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively;

                                        (3)     Third, all amounts of Interest
         due and payable at the time of payment, as specified in the Notice of Acceleration or in any notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(ii), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively;

                                        (4)     Fourth, all amounts of
         principal then due and payable under the Loan Agreement and the Notes, as specified in the Notice of Acceleration or in any notices received by the Bontang V Trustee of the type referred to in Sections 3.2(b)(i) and (ii), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively; and

                                        (5)     Fifth, all amounts of Special
         Payments due and payable at the time of payment, as specified in the Notice of Acceleration or in any notices received by the Bontang V Trustee of the type referred to in Section 3.2(b)(ii), without duplication, shall be paid to the Tranche A Lender and to the Agent for the account of the Tranche B Lenders, pro rata in accordance with the portions of such amounts payable with respect to Tranche A and Tranche B, respectively;

                                     (ii)  Promptly upon receipt pay over to
the Debt Service Account all amounts of Source of Debt Service received in the Bontang V General Account following receipt of the Notice of Acceleration; and

                                    (iii)  Immediately upon deposit of any
amounts in the Debt Service Account pursuant to Section 3.3(d)(ii), make the payments referred to in Section 3.3(d)(i), to the extent not previously paid.

                          (e)     The Loan Agreement may provide for the
exercise of choices or taking or refraining from taking any action by the Bontang V Trustee as to certain matters, including, but not limited to, length of Interest Period, acceptance of alternate interest rates, and optional prepayment of loans. If the exercise of such a choice or the taking of any other action with respect thereto is required of or permitted by the Bontang V Trustee pursuant to the terms of such Loan Agreement which is not otherwise specifically provided for in this Article 3, the Bontang V Trustee shall take no action with respect thereto except such action as it has been specifically authorized and directed to take, in writing, by the Producers.

                          (f)     The Loan Agreement may provide for the
delivery of information and certificates to the Lenders. To the extent the information to be furnished is produced by the Bontang V Trustee in the performance of its duties under this Agreement, the Bontang V Trustee shall supply such information and certificates to the Lenders as and when required, without any action being required on the part of the Producers. Otherwise, the Bontang V Trustee, as between itself and the Producers, shall have no obligation to provide such information and certificates unless and until such time as such information and certificates have been provided to the Bontang V Trustee by the Producers, which, together with information produced by the Bontang V Trustee in the performance of its duties hereunder, will enable the Bontang V Trustee to provide to such Lenders the information and certificates required under the Loan Agreement.

                          (g)     In furtherance of the foregoing provisions of
this Section 3.3, the Bontang V Trustee shall provide to the Producers a copy of each notice and declaration received by it from the Lenders under the Loan Agreement promptly after receipt thereof by the Bontang V Trustee.

                          (h)     All notices, approvals, instructions, and
other communications to be provided by the Producers to the Bontang V Trustee pursuant to this Section 3.3 shall be given or made as provided in Section 13.3.

                          (i)     The Bontang V Trustee shall promptly give
notice to the Allocation Trustees (as defined in Section 12.1) of

                                        (1)     each payment into the Debt
         Service Account or Reserve Account made by the Bontang V Trustee;

                                        (2)     each payment of Debt Service of
         which the Bontang V Trustee has been notified made by a Producer pursuant to the Producers Agreement;

                                        (3)     each transfer to the Bontang V
         Payment Account of funds in the Regular Reserve Account pursuant to
         Section 4.2;

                                        (4)     each distribution of funds in
         the Debt Service Account and Reserve Account pursuant to Section
         3.3(k);

                                        (5)     each receipt of amounts from
         the Disbursement Trustee to which the Producers are entitled pursuant to Section 3.5(c); and

                                        (6)     the portion of each such
         payment of Debt Service, whether made by the Bontang V Trustee or a Producer, borne by each Producer.

                 Solely for the purposes of this Section 3.3(i), the portion of each such payment of Debt Service "borne by such Producer" shall be the portion of each such payment under (1) above (other than payments made from Borrowed Amounts) which is charged to such Producer's account pursuant to Section 8.2, plus the sum of any payments under (2) above of which the Bontang V Trustee has received notice from such Producer less the portion of each transfer and distribution of funds referred to in clauses (3) and (4) above, and each amount received referred to in clause (5) above, which is credited to such Producer's account pursuant to Section 8.2.

                          (j)     The Bontang V Trustee shall furnish the
Accountants with such information as they may from time to time request (with a copy to the Producers), to the extent such information is in the possession of the Bontang V Trustee, as to Debt Service and other matters stated by the Accountants to be necessary to enable them to perform their functions under the Debt Service Allocation Agreement in a timely manner.

                          (k)     After the date of payment of the final
installment of principal of and accrued interest on the loans made pursuant to the Loan Agreement and the payment of all other amounts due thereunder and under the Notes and the Letter Agreement, the Bontang V Trustee shall forthwith convert to cash any investments then held in the Debt Service Account and Reserve Account and promptly give notice to the Accountants of the amount held in such account after the receipt of such cash proceeds. Upon receipt of instructions from the Accountants, which shall state that they are issued pursuant to provisions of the Debt Service Allocation Agreement relating to final distribution of the Debt Service Account and Reserve Account, the Bontang V Trustee shall distribute the funds then held in the Debt Service Account and Reserve Account, as specified in such instructions, and thereafter close the relevant accounts.

                 3.4  Borrowing Instructions.

                          (a)     Prior to any borrowing under the Loan
Agreement, Pertamina shall give the Bontang V Trustee written notice of each entity and individual authorized to give borrowing instructions to the Bontang V Trustee with respect to the Loan Agreement. No other entity or individual shall be authorized to give such borrowing instructions. Any such entity or individual may be changed by subsequent written notice from Pertamina to the Bontang V Trustee.

                          (b)     Each borrowing instruction shall specify (i)
that the borrowing is to be made under the Loan Agreement, (ii) the date and amount thereof and (iii) the persons to whom the Loan Proceeds should be paid, which (x) in the case of amounts still to be applied to the design, engineering, procurement and construction of or otherwise relating to Train G shall be a disbursement trust fund of the type referred to in Section 3.5, (y) in the case of reimbursement of costs previously incurred for the design, engineering, procurement and construction of or otherwise relating to Train G shall be to such persons as the borrowing instruction shall specify, and (z) in the case of Borrowed Amounts, shall be as provided in Sections 3.2(d), (e), (f) and (g).

                          (c)     In the event any borrowing instruction does
not include all of the information required by subsection (b) above, the Bontang V Trustee shall promptly so notify the instructing entity by telex or telecopier (with a copy to the Producers) and shall not comply with such incomplete instructions.

                          (d)     The Bontang V Trustee shall take such action
as is required to effect the specified borrowing under the Loan Agreement.

                 3.5  Disbursement Trust; Payment Instructions.

                          (a)     Subject to Sections 3.2(d), (e), (f) and (g)
and 3.4(b)(iii)(y), all Loan Proceeds and all amounts transferred from the Regular Reserve Account to the Payment Account pursuant to Section 3.3(b)(iii) ("Transferred Amounts") shall be disbursed directly into a disbursement trust fund pursuant to a Disbursement Trust Agreement for Train G having the following features:

                                     (i)   The disbursement trust fund will be
maintained by BankAmerica International, as Disbursement Trustee.

                                     (ii)  The parties to the Disbursement
Trust Agreement shall be the Disbursement Trustee and the Bontang V Trustee.

                                    (iii)  The Bontang V Trustee shall have the
power to enter into or modify the Disbursement Trust Agreement upon its receipt of notice from the Producers that they have approved the form and terms of such agreement or modification and that they authorize and request the Bontang V Trustee to enter into such agreement or modification. Notwithstanding the provisions of Section 13.3, the representative of a Contractor shall not have authority to give such approval for any Contractor other than itself.

                          (b)     (i)  Pertamina shall, at the time the
Disbursement Trust Agreement is executed and delivered, give the Bontang V Trustee written notice of each entity and individual authorized to give payment instructions to the Bontang V Trustee with respect to the Disbursement Trust Agreement. No other entity or individual shall be authorized to give such payment instructions. Any such entity or individual may be changed by subsequent written notice from Pertamina to the Bontang V Trustee.

                                     (ii)  Each payment instruction shall be
transmitted by telex or telecopier to the Bontang V Trustee, with a copy by hand delivery or by telex or telecopier to the Producers, and shall include the following information:

                                        (1)     the Disbursement Trust
         Agreement under which the payment is to be made;

                                        (2)     the name of the payee and the
         place and manner of payment;

                                        (3)     the amount of such payment and
         the currency to be used; and

                                        (4)     a brief description of the
         purpose of such payment, together with the relevant invoice number or designation of other relevant payment documentation.

                                    (iii)  In the event any payment instruction
does not include all of the information required by subsection (ii) above, the Bontang V Trustee shall promptly so notify the instructing entity by telex or telecopier (with a copy to the Producers) and shall not comply with such incomplete instructions.

                                     (iv)  Except in the case of payments to be
made as provided in Section 3.4(b) for costs previously incurred or as provided in Sections 3.2(d), (e), (f) and (g), the Bontang V Trustee shall forward each payment instruction to the Disbursement Trustee.

                          (c)     (i)  With respect to the Disbursement Trust
Agreement and the investment income earned from amounts held thereunder in each calendar year, the Producers shall, subject to Section 3.5(c)(ii)(1), on or after February 15 in each year, cause the Accountants to notify the Bontang V Trustee (with a copy to the Producers) of the amount of such investment income earned during the previous calendar year (and not disbursed pursuant to payment instructions) and the portions due each of the Producers. Upon receipt of each such notice, the Bontang V Trustee shall promptly send the same to the Disbursement Trustee, which notices shall include a payment instruction for the

Disbursement Trustee to pay such amount to the Bontang V Trustee.

                                     (ii)  The Producers shall notify the
Bontang V Trustee when any Financed Capital Project to be paid for under the Disbursement Trust Agreement has been completed. Any such notice shall contain the following information:

                                        (1)     Until such time as the Bontang
         V Trustee shall have received notice from the Tranche A Lender and the Agent on behalf of the Tranche B Lenders that the Lenders have been paid in full all amounts owed to them under the Loan Agreement, the Notes and the Letter Agreement, instructions to hold for the account of the Lenders and pay on the next following Capital Payment Date to the Tranche A Lender and the Agent for the account of the Tranche B Lenders to their accounts provided in the Loan Agreement any Loan Proceeds and Transferred Amounts still held under the Disbursement Trust Agreement to the extent necessary to make payment to the Lenders of all such amounts owing to them. The Bontang V Trustee shall apply all such Loan Proceeds and Transferred Amounts and the income accrued thereon on the next following Capital Payment Date under Section 3.5(a) of the Loan Agreement in the following order of priority, pro rata as to Tranche A and Tranche B:

                                        (A)  First, to the extent that such
                 amounts are not otherwise paid as provided in Section 3.3, to the payment of all Lenders Fees and Expenses due and payable on such Capital Payment Date;

                                        (B)  Second, to the extent that such
                 amount is not otherwise paid as provided in Section 3.3, to the payment of all Interest due and payable on such Capital Payment Date, provided, however, that if such Capital Payment Date occurs during, but not at the end of, a six-month Interest Period then in effect with respect to Tranche B, the pro rata amount allocable to such six- month Interest Period shall be one-half of the amount due at the end of such Interest Period, and such amount shall be deposited in the Loan Account for Tranche B and held in such account for the Tranche B Lenders, and treated as provided in the proviso to
                 Section 3.3(a)(ii);

                                        (C)  Third, to the extent that such
                 amount is not otherwise paid as provided in Section 3.3, to the payment of all principal then due and payable on such Capital Payment Date;

                                        (D)  Fourth, to the extent that such
                 amounts are not otherwise paid as provided in Section 3.3, to the payment of all Special Payments due and payable on such Capital Payment Date; and

                                        (E)  Fifth, applied to prepay the
                 Notes, which prepayment, if partial, shall be applied pro rata to the principal amounts due thereunder in the order of maturity.

                                        (2)     Upon satisfaction of the
         requirements of clause (1) above, instructions with respect to Loan Proceeds and Transferred Amounts still held under the Disbursement Trust Agreement, identifying the portion thereof to be paid to the Bontang V Trustee for the account of the Producers and the portion thereof to which each of the Producers is entitled.

                                        (3)     With respect to investment
         income earned under the Disbursement Trust Agreement and not previously distributed, the portion thereof to be paid to the Bontang V Trustee for the account of the Producers and the portion thereof to which each of the Producers is entitled.

                 Upon receipt of such notice, the Bontang V Trustee shall send the same to the Disbursement Trustee together with an instruction to terminate the disbursement trust under, and to make payment of all amounts then held under, the Disbursement Trust Agreement in conformity with the notice referred to above in this clause (ii) and the terms of the Disbursement Trust Agreement.

                 3.6 Duties of Bontang V Trustee with Respect to Instructions. In acting on any borrowing instruction or forwarding any payment instruction hereunder or any Notice of Borrowing under the Loan Agreement, the Bontang V Trustee shall not have any responsibility for determining whether or not the borrowing being incurred or the payment being made is being properly incurred or made in accordance with the provisions of any agreement or any understandings among the Producers or any other parties, it being understood that the Bontang V Trustee's sole responsibility in such circumstances shall be to take such action with respect to such instruction as specified in Section
3.4 or Section 3.5(b), as the case may be.

                 3.7 Bontang V Depositaries. The Bontang V Trustee shall, upon the authorization and request of the Producers, and in accordance with the Loan Agreement, appoint or remove any Bontang V Depositary as set forth below.

                          (a)     The Bontang V Trustee may entrust any Bontang
V Depositary with the exclusive custody and possession of any funds, properties and rights in the Debt Service Account or the Reserve Account or both. The Bontang V Trustee's responsibility with respect to the funds, properties and rights held by a Bontang V Depositary shall be only to maintain and administer the accounting of the Debt Service Account or the Reserve Account or both.
Each Bontang V Depositary shall have the exclusive custody and possession of the funds, properties and rights held by it.

                          (b)     It shall be a condition to the appointment of
any Bontang V Depositary hereunder that the bank, trust company or financial institution so appointed shall conform to the definition of "Bontang V Depositary" set forth herein and shall agree to hold the funds, properties and rights held by it in trust on the same basis, and subject to the same rights and obligations, as are set forth in this Agreement with respect to the Bontang V Trustee, and upon such agreement such rights and obligations shall be enjoyed by and binding upon such Bontang V Depositary. The terms of appointment of any Bontang V Depositary shall not be inconsistent with the provisions of this Agreement.

                          (c)     Without the written consent of the Producers
and the Majority Lenders pursuant to the Loan Agreement, no funds, properties or rights shall be transferred from the custody and possession of the Bontang V Trustee to the custody and possession of a Bontang V Depositary nor, except in the case such transfer shall be required for effecting payments necessary hereunder, shall any such funds, properties or rights be transferred from a Bontang V Depositary to the Bontang V Trustee without such consent.


                                   ARTICLE 4

                   ESTABLISHMENT OF BONTANG V PAYMENT ACCOUNT


                 4.1 Bontang V Payment Account. On or before the Effective Date, a sub-account of the Bontang V General Account designated as the "Bontang V Payment Account" shall be opened by the Bontang V Trustee in its own name, as Bontang V Trustee, at the Trustee's Office. If requested by the Producers, the Bontang V Trustee shall open in its own name, as Bontang V Trustee, at the Trustee's Office, one or more sub-accounts of the Bontang V Payment Account (each a "Payment Subaccount").

                 4.2 Funds to be Deposited. Commencing on the date of the first receipts by the Bontang V Trustee under Article 2 and continuing throughout the term of this Agree-ment the Bontang V Trustee shall deposit in the Bontang V Payment Account (i) promptly after receipt by it of any amount hereunder (other than Loan Proceeds), all amounts in the Bontang V General Account other than Source of Debt Service, (ii) as and when specified herein, all amounts required to be transferred from the Debt Service Account or the Reserve Account to the Bontang V Payment Account, (iii) any Loan Proceeds to be deposited in the Bontang V Payment Account pursuant to Section 3.2(g)(ii), and (iv) promptly after receipt, all amounts of Source of Debt Service in the Bontang V General Account not required to be paid over into the Debt Service Account or the Reserve Account pursuant to the provisions of Sections 3.2 and 3.3. If any Payment Subaccounts have been opened by the Bontang V Trustee pursuant to Section 4.1, amounts deposited into the Bontang V Payment Account shall be further credited to the appropriate Payment Subaccount pursuant to the written instructions of the Producers provided at the time such Payment Subaccount is opened or at any subsequent date.

                 4.3 Other Prepayments. Any prepayments of the Notes pursuant to Sections 2.6, 3.4(b) or 3.7 of the Loan Agreement (other than a prepayment in full of all amounts due and payable under the Loan Agreement, the Notes and the Letter Agreement) shall be made solely from the amounts held from time to time in the Bontang V Payment Account and otherwise in accordance with the provisions of such Sections 2.6, 3.4(b) or 3.7.


                                   ARTICLE 5

                DISBURSEMENTS WITH RESPECT TO PROCESSING CHARGES


                 5.1 Submission and Payment. The Producers shall submit to the Bontang V Trustee debit notes received from P.T. Badak on account of LNG processing charges. To the extent that funds are then held in the Bontang V Payment Account the Bontang V Trustee shall, promptly upon receipt of notice from the Producers that any such debit note has been approved for payment, pay to P.T. Badak from the Bontang V Payment Account the amount of such debit note, pursuant to procedures to be agreed upon pursuant to Section 5.2.

                 5.2 Payment Procedures. The Producers shall agree with P.T. Badak on appropriate procedures for the payment of funds payable to P.T. Badak pursuant to Section 5.1, and shall advise the Bontang V Trustee of such procedures, which shall include a requirement that P.T. Badak furnish the Bontang V Trustee with an acknowledgment that each payment by the Bontang V Trustee hereunder fully satisfies the liabilities of the Producers with respect to the debit note to which the payment relates.


                                   ARTICLE 6

                            TRANSPORTATION EXPENSES


                 6.1 Submission and Payment. Pertamina shall submit to the Bontang V Trustee (with a copy to the Contractors) each invoice relating to shipment of LNG that it may receive from a Transporter pursuant to the New 1973 Transportation Arrangements or such other transportation contract as may be applicable to the sale of LNG under the LNG Sales Contracts. To the extent that funds are then held in the Bontang V Payment Account, the Bontang V Trustee shall, promptly upon receipt of notice from the Producers that any such invoice has been approved for payment, pay to the Transporter shown on such invoice from the Bontang V Payment Account the amount of such invoice, pursuant to such procedures, which shall specify the place and manner of payment, as shall be established with the Bontang V Trustee by the Producers.

                 6.2 Payment Procedure. Pertamina, in consultation with the Contractors, shall agree with each Transporter as to appropriate procedures for the payment of funds payable to such Transporter out of the Bontang V Payment Account under Section 6.1, and shall advise the Bontang V Trustee of such procedures, which shall include a requirement that such Transporter furnish the Bontang V Trustee with an acknowledgment that each payment by the Bontang V Trustee hereunder satisfies the liabilities of Pertamina to which the payment relates.


                                   ARTICLE 7

                  DISBURSEMENTS WITH RESPECT TO OTHER CHARGES


                 7.1 Submission and Payment. It is contemplated that other charges with respect to the production, sale or delivery of LNG sold under the LNG Sales Contracts will from time to time be payable from the Bontang V Payment Account. Any Producer may submit to the Bontang V Trustee payment orders or instructions, or invoices or other statements, received by it with respect to such charges. To the extent that funds are then held in the Bontang V Payment Account, the Bontang V Trustee shall, promptly upon receipt of notice from the Producers that any such payment order, instruction, invoice or statement has been approved for payment, pay to the person entitled thereto from the Bontang V Payment

Account the amount thereof, pursuant to procedures to be agreed upon pursuant to Section 7.2.

                 7.2 Payment Procedures. The Producers shall agree with the person submitting any invoice or statement payable pursuant to Section 7.1 on appropriate procedures for the payment thereof, and shall advise the Bontang V Trustee of such procedures, which shall include a requirement that the person receiving payment furnish the Bontang V Trustee with an acknowledgment that each payment by the Bontang V Trustee hereunder fully satisfies the liabilities of the Producers with respect to the invoice or statement to which the payment relates.


                                   ARTICLE 8

               DISBURSEMENTS WITH RESPECT TO SHARING PERCENTAGES


                 8.1 Approved Level of Working Capital; Sharing Percentages. For the purposes of this Agreement the "Approved Level of Working Capital" shall be that amount, if any, specified to the Bontang V Trustee in a notice from the Producers, and the respective "Sharing Percentages" of each Producer with respect to an LNG Sales Contract shall be the percentages set forth in the most recent certificates furnished to the Bontang V Trustee pursuant to Section 8.3.

                 8.2 Charging of Amounts Payable; Payment of Excess. The respective Sharing Percentages of each Producer of all amounts required to be paid into the Debt Service Account and the Reserve Account under Sections 3.2 and 3.3, and of all amounts required to be paid under Articles 5, 6 and 7 and Sections 8.5 and 11.2, shall be charged to each such Producer's Bontang V Trust Fund Account. The (i) respective Sharing Percentages of each Producer of any funds deposited in the Bontang V Payment Account pursuant to Section 4.2, (ii) amount of any excess funds distributed to each Producer from the Debt Service Account and Reserve Account pursuant to Section 3.3(k), and (iii) portion due each Producer from any amounts received by the Bontang V Trustee from the Disbursement Trustee pursuant to Section 3.5(c), shall be credited to each such Producer's Bontang V Trust Fund Account. Whenever and to the extent that the amount held in the Bontang V Payment Account at the end of any business day of the Bontang V Trustee in the City of New York is in excess of the Approved Level of Working Capital, after having deducted all amounts of Source of Debt Service then required to be paid into the Debt Service Account and the Reserve Account under Sections 3.2 and 3.3, and all amounts then payable by the Bontang V Trustee under Articles 5 and 6 and Sections 8.5 and 11.2, then, except as otherwise provided in Section 8.3 or Article 12, such excess shall be immediately paid out to the Producers in accordance with their respective Sharing Percentages applicable to such amount, as specified in the most recent certificate for the current year furnished pursuant to Section 8.3.

                 8.3 Accountants. The Producers shall mutually appoint a firm of independent public accountants to act as the accountants hereunder (the "Accountants") and shall promptly advise the Bontang V Trustee of such appointment.

                 The Accountants shall be directed to furnish to the Bontang V Trustee (with a copy to the Producers) a certificate on or before the 15th day of December in each calendar year (initially for 1995 on or before December 15, 1995) setting forth the respective Sharing Percentages of each Producer for the following calendar year (for 1995 in the case of the first such certificate) with respect to each LNG Sales Contract in effect during such calendar year.

                 The Sharing Percentages with respect to an LNG Sales Contract shall be calculated as provided in the respective Supply Agreements applicable to such LNG Sales Contract and the respective Production Sharing Contracts, based upon actual or estimated production and costs as required thereby.

                 The Accountants shall also be directed to furnish to the Bontang V Trustee (with a copy to the Producers) on or before the 15th day of March, June and September in each calendar year, commencing March 15, 1996 a revision of the certificate furnished for such year setting forth the respective Sharing Percentages of each Producer based upon revised estimates of production and costs for such year.

                 In addition, the Accountants shall be directed to furnish to the Bontang V Trustee (with a copy to the Producers) on or before the 15th day of February in each calendar year, commencing February 15, 1996, a final version of the certificate for the previous year setting forth the respective Sharing Percentages of each Producer based upon actual production and costs for the previous year.

                 Every revised and final certificate shall specify the amount, if any, by which the aggregate amount paid by the Bontang V Trustee to each Producer pursuant to the initial certificate and any earlier revisions thereof under this Article 8 was greater or less than the amount that would have been paid to each on the basis of the Sharing Percentages which are certified therein and shall specify the amount that will be required to be paid to any underpaid Producer, in order to bring the total amount paid to it into equitable relation to the amount paid to any overpaid Producers so that the payments, as adjusted, would be in accordance with such Sharing Percentages.
In the event that any
such certificate indicates that any of the Producers has been underpaid, the Bontang V Trustee, after receipt of the certificate, shall pay to any such Producers pro rata in proportion to the amount by which each such Producer was underpaid, all amounts otherwise payable under this Article 8 to the Producers which have been overpaid until each such underpaid Producer shall have received the entire amount stated in the certificate as required to be paid to such underpaid Producer. After each such Producer has received the entire amount it is entitled to receive as aforesaid, the Bontang V Trustee shall make all future payments to the Producers out of the funds remitted in respect of the LNG Sales Contracts in accordance with the Sharing Percentages specified in the most recent certificate relating thereto furnished to Bontang V Trustee pursuant to this Section 8.3.

                 8.4 Arrangements for Payment. Each Producer shall make such reasonable arrangements with the Bontang V Trustee as it shall deem appropriate for the payment to it of amounts payable to it under the terms of this Article
8. Except as otherwise provided in Section 8.5, each Contractor shall make its own arrangements with respect to such payments directly with the Bontang V Trustee and, notwithstanding the provisions of Section 13.3, the representative of any Contractor Group shall have no authority to act for any Contractor other than itself in making such arrangements.

                 8.5 Special Disbursement Instructions. The Producers acknowledge that from time to time it may be necessary for amounts which would otherwise be paid to Producers pursuant to Section 8.2 to be paid instead to
(a) persons who have submitted invoices or other statements for charges with respect to the production, sale or delivery of LNG or LPG from the Bontang Plant under sales contracts other than the LNG Sales Contracts, (b) the trustee under any trust established to pay charges of the type described in (a) above, or (c) the trustee under any of the Other Trust Agreements, in order to satisfy certain obligations of the Producers having interests in the Bontang V Payment Account. Accordingly, notwithstanding the payment arrangements made with the Bontang V Trustee pursuant to Section 8.4, each Contractor hereby authorizes the representative of any of the Contractor Groups of which it is a member, as designated in or pursuant to Section 13.3, to give to the Bontang V Trustee from time to time on its behalf such Special Disbursement Instructions as such representative may deem necessary or appropriate to authorize such payments. Each representative shall give copies of any such Special Disbursement Instruction to the members of its Contractor Group contemporaneously with the transmission thereof to the Bontang V Trustee, by the same means of transmission. As used herein, a "Special

Disbursement Instruction" means an instruction so entitled which (i) is given by the Producers as provided in Section 13.3, (ii) instructs the Bontang V Trustee to pay to persons described in clauses (a), (b), (c) or (d) above any amount which would otherwise be paid to Producers pursuant to Section 8.2, and
(iii) specifies the funds from which such payment is to be made. Any Special Disbursement Instruction requiring payment to another trustee shall also specify the account or accounts to which such funds are to be credited and direct the Bontang V Trustee to notify such trustee that such payment is a Special Disbursement Amount for the account or accounts so specified. The inclusion of this Section 8.5 shall have no effect on the authority of the Bontang V Trustee to act and rely upon any other special disbursement or transfer instruction which does not comply with this Section 8.5 so long as such instruction is given in an instrument executed by all of the Producers.

                 8.6 Payment Procedures. The Producers shall agree with the persons specified in Section 8.5(a) on appropriate procedures for the payment of the relevant invoices of statements, and shall advise the Bontang V Trustee of such procedures which shall include a requirement that the person receiving payment furnish the Bontang V Trustee with an acknowledgment that each payment by the Bontang V Trustee hereunder fully satisfies the liabilities of the person to which such invoice or statement is addressed with respect thereto.

                 8.7 Receipt of Special Disbursements. The Bontang V Trustee may from time to time receive Special Disbursement Amounts from the trustee under any of the Other Trust Agreements. Immediately upon the Bontang V Trustee's receipt of any funds identified as a Special Disbursement Amount, such funds shall be impressed with the trust created hereby and become a part of the Bontang V Trust Funds. Any such amounts received by the Bontang V Trustee shall be deposited in the account hereunder specified by the remitting trustee.


                                   ARTICLE 9

              PROCEDURES RESPECTING ACCOUNTS UNDER THIS AGREEMENT


                 9.1 Accounting for Assets. All assets under the jurisdiction and control of the Bontang V Trustee and held from time to time in the Bontang V Trust Funds shall be accounted for within the Bontang V General Account specifying the sub-account and LNG Sales Contract to which such assets may be allocated, the bank or banks at which cash deposits may be maintained and the place or places at which investment securities may be held in custody for the account of the Bontang V Trustee. The Bontang V Trustee shall maintain such books of account and other records as may be necessary to ensure full and proper segregation of the funds credited to such accounts as may be established by the Bontang V Trustee hereunder. It shall also segregate, and keep such accounts separate, from any accounts which may be established by it as trustee and paying agent under the Other Trust Agreements. Such books of account shall be open to inspection by the duly authorized representatives of the Producers at all reasonable times.

                 9.2 Reports. The Bontang V Trustee shall furnish to each of the Producers the following reports:

                          (a)     As soon as practicable (and not later than 45
days) after the close of each calendar year, a statement prepared by the Bontang V Trustee, setting forth the amount and source (by category and the relevant LNG Sales Contract) of funds received pursuant to this Agreement and the disbursement of such funds as disclosed by the records and accounts kept by the Bontang V Trustee pursuant to Section 9.1 during such preceding calendar year, and a statement of the cash and investments held in the accounts under this Agreement as of the end of such period.

                          (b)     Within 20 days after the close of each
calendar quarter a statement prepared by the Bontang V Trustee setting forth the amount and source (by category and the relevant LNG Sales Contract) of funds received pursuant to this Agreement and the disbursements of such funds as disclosed by the records and accounts kept by the Bontang V Trustee pursuant to Section 9.1 during such preceding calendar quarter and a statement of the cash and investments held in the accounts under this Agreement as of the end of such period.

                          (c)     Promptly after its receipt or disbursement of
any funds pursuant to this Agreement, the Bontang V Trustee shall notify the Producers by telex or telecopier of such transactions specifying the amount and the source (by category and the relevant LNG Sales Contract) of the funds received and disbursed and the amounts credited or charged to the Bontang V General Account or any sub-account thereof.

                 Notwithstanding the provisions of Section 13.3 respecting the representatives of the Contractors' Groups, each of the reports required by clauses (a) and (b) of this Section 9.2 shall be furnished by the Bontang V Trustee directly to each Contractor at its address specified pursuant to
Section 13.3.

                 9.3 Producer Accounts. The Bontang V Trustee shall maintain separate accounts for each Producer which are sufficient to reflect each such Producer's interest in the assets, liabilities, receipts and disbursements of the Bontang V Trust Funds, and its right to distributions therefrom (the "Bontang V Trust Funds Accounts"). It is the intention of each Producer that the trust created hereby be a security trust of the type described in Treas. Reg. 1.61-13(b) and I.T. 1942, III-1 C.B. 11 (1924). Accordingly, each Producer agrees for U.S. income tax purposes to account for its share of the receipts and disbursements made pursuant to this Agreement as if it had received such amounts directly and made such disbursements directly, and the Bontang V Trustee agrees for United States income tax purposes, unless advised by the U.S. Internal Revenue Service to the contrary, to treat such receipts and disbursements in a manner consistent with its status as the agent for each such party, or if so advised by Bontang V Trustee's counsel, as the trustee of a separate grantor trust for each such party within the meaning of Section 671 of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder.


                                   ARTICLE 10

           INVESTMENT OF FUNDS HELD IN ACCOUNTS UNDER THIS AGREEMENT


                 10.1 Permitted Investments. The Bontang V Trustee shall invest amounts held by it from time to time in the Bontang V Payment Account, the Debt Service Account and the Reserve Account solely in:

                                     (i)   Eurodollar bank time deposits or
Eurodollar certificates of deposit with banks or both whose deposits are rated "P-1" by Moody's Bank Credit Report Service and "A-1+" by Standard and Poor's Rating Group CD Ranking Service, which may include any affiliate of the Bontang V Trustee satisfying the foregoing criteria; or


                                     (ii)  such other types of short-term
interest-bearing bank time deposits and certificates of deposit (x) as to which there is applicable a sovereign guarantee of repayment of principal, or other evidence of sovereign support in respect of such repayment as approved by the Producers and, with respect to amounts, if any, held in the Debt Service Account or the Reserve Account or any sub-account thereof for the Lenders under the Loan Agreement, approved by the Majority Lenders; and (y) issued by banks having at least $100,000,000.00 (or its equivalent) of capital and earned surplus (or equivalent accounts) as reflected in the then current financial statements of the issuing banks, which may include any affiliate of the Bontang V Trustee satisfying the foregoing criteria; or

                                    (iii)  if, due to the relatively small
amount of funds to be invested, the unconventional period during which such funds are to be invested or similar factors, investments of the type authorized by clauses (i) and (ii) above are not generally available for such funds, the Bontang V Trustee may invest such funds in short-term Eurodollar time deposits, Eurodollar certificates of deposit or Eurodollar repurchase agreements, or any combination of the foregoing, in each case with any bank or banks each having at least $100,000,000.00 (or its equivalent in any other currency) of capital and earned surplus (or equivalent accounts) as reflected in the then current financial statements of such bank or banks, which may include any affiliate of the Bontang V Trustee satisfying the foregoing criteria; provided, however, that the aggregate principal amount of such funds so invested shall not exceed $1,000,000.00 at any one time.

                 In no event shall the aggregate amount invested by the Bontang V Trustee pursuant to the foregoing provisions in time deposits or certificates of deposit with, or issued by, respectively, any one bank exceed 10% of such bank's capital and earned surplus (or equivalent accounts) as reflected in the bank's then current financial statements. For purposes of investments pursuant to clause (ii) above, the Bontang V Trustee shall request the approval of the Producers in accordance with Section 13.3 and, as applicable, the Majority Lenders by giving notice, which request shall specify the type of investment proposed and the nature of any sovereign guarantee or support applicable thereto. The Bontang V Trustee shall use its best efforts to assure that the final maturity of any such investment does not extend beyond the time when the amounts used to acquire such investments would be required for any other application hereunder.


                 For the purposes of investments made pursuant to the foregoing clauses (i) and (iii), the Bontang V Trustee may submit to the Producers and to the Tranche A Lender and the Agent a list of bank issuers of securities satisfying the criteria of such clauses and may request that the Producers, the Tranche A Lender and the Agent designate one or more such issuers, on the list or otherwise, as acceptable to them for investment purposes. Upon receipt of such list and request, the Producers, the Tranche A Lender and the Agent shall designate from such list or propose one or more issuers satisfactory to them for such investment purposes; if more than one such issuer is designated, the designation shall indicate a priority among them; and no such designation with respect to investments of amounts in the Bontang V Payment Account shall require any approval or other action on the part of the Lenders or the Agent. The Bontang V Trustee shall make no investments under such clauses (i) and
(iii) until it has received such a
designation. The Bontang V Trustee shall not be liable for the results of any investments made in the securities contemplated by clauses (i) and (iii) of issuers so approved.

                 10.2 Prudence and Yield. In making any investments pursuant to Section 10.1 the Bontang V Trustee shall be guided by the standards of a prudent investor seeking the maximum yield available consistent with security of principal at all times; provided that the Bontang V Trustee shall have no liability whatsoever for the results of any investment approved by the Producers and the Majority Lenders.

                 10.3 Interest Allocation. Interest or any other income arising out of investment of the Bontang V Trust Funds shall be and become a part of the Bontang V Trust Funds, allocated to the account for which such investment was made. Interest or any other income arising out of investment of funds in a sub-account of the Debt Service Account or the Reserve Account shall be allocated to the sub-account for which such investment was made.


                                   ARTICLE 11

                        CONCERNING THE BONTANG V TRUSTEE


                 11.1 Duties. In connection with its duties, rights and powers under this Agreement (including in relation to transactions it may enter into pursuant hereto), the Bontang V Trustee shall be subject to the following:

                          (a)     The Bontang V Trustee shall be entitled to
act upon any notice, certificate, request, direction, waiver, receipt or other document which it in good faith believes to be genuine; and it shall be entitled to rely upon the due execution, validity and effectiveness, and the truth and acceptability of any provisions contained therein.

                          (b)     The Bontang V Trustee shall not be liable for
any error of judgment or for any act done or omitted by it in good faith or for any mistake of fact or law, or for anything which it may do or refrain from doing, including with respect to any provision herein requiring the Bontang V Trustee to use its best efforts, except for its own gross negligence or willful misconduct, nor shall the Bontang V Trustee be liable for special, indirect or consequential loss or damage of any kind including, without limitation, lost profits, except such losses or damages resulting from its willful misconduct.

                          (c)     The Bontang V Trustee may consult with, and
obtain advice from, accounting and legal advisers and it shall incur no liability or loss and shall be fully protected in acting in good faith in accordance with the opinion and advice of such advisers.

                          (d)     The Bontang V Trustee shall have no duties
other than those specifically set forth or provided for in this Agreement. The Bontang V Trustee shall have no obligation to familiarize itself with and shall have no responsibility with respect to any agreement to which it is not a party relating to the transactions contemplated by this Agreement nor any obligation to inquire whether any notice, instruction, statement or calculation is in conformity with the terms of any such agreement, except for those irregularities, errors or mistakes apparent on the face of such document or to the knowledge of the Bontang V Trustee. If, however, any remittance or communication received by the Bontang V Trustee appears erroneous or irregular on its face, the Bontang V Trustee shall be under a duty to make prompt inquiry to the person or party originating such remittance or communication in order to determine whether a clerical error or inadvertent mistake has occurred.

                 11.2 Compensation. The Bontang V Trustee shall be entitled to reasonable compensation to be agreed upon from time to time among the parties for the services to be performed by it hereunder or under any other document entered into by the Bontang V Trustee at the request of, or with the approval of, the Producers, or contemplated hereby or thereby, and to be reimbursed for all reasonable out-of-pocket expenses incurred by the Bontang V Trustee in connection therewith. The Bontang V Trustee may charge such agreed compensation and expenses to the Bontang V Payment Account, providing the Producers with such evidence as to the nature and amount of such expenses as any of the Producers may reasonably require. If the balance in the Bontang V Payment Account is insufficient therefor, each Producer shall pay such compensation and expenses to the Bontang V Trustee, provided, however, that the obligation of each respective Contractor with respect to this Section 11.2 shall be pro rata in accordance with its respective Sharing Percentage.

                 11.3 Resignation. The Bontang V Trustee may, at any time, by notice to the Producers, the Tranche A Lender and the Agent, tender its resignation as Trustee and Paying Agent under this Agreement. The Producers may, at any time by notice jointly given by them, terminate the Bontang V Trustee's appointment hereunder. Such resignation or termination shall be effective as from the appointment of a successor as hereinafter provided.

                 11.4 Appointment of Successor. Within 60 days of receipt of a notice of resignation or issuance of a notice of termination, the Producers shall jointly appoint a successor, being a bank in the United States acceptable to the Producers. The proposed successor bank (the "Successor") shall promptly give notice of its appointment to the Bontang V Trustee and shall execute and deliver to each of the parties hereto an instrument in writing accepting its appointment hereunder which shall specify the office of the Successor in the United States which is to be the Trustee's Office for the purpose of this Agreement.

                 11.5 Application to Court. If in any case a Successor shall not be appointed pursuant to the foregoing provisions of this Article 11 within the 60 days aforesaid, the Bontang V Trustee may apply to any court of competent jurisdiction to appoint a Successor, notwithstanding the provisions of Section 13.2. Such court may thereupon, in any case, after such notice, if any, as such court may deem proper and prescribe, appoint a Successor.

                 11.6 Successor Vested with Rights. Upon and from the execution and delivery of its acceptance in writing as aforesaid, the Successor without any further act or deed shall become fully vested with all the rights, powers and duties and subject to all the obligations of the Bontang V Trustee hereunder, but the Bontang V Trustee, upon payment of all sums due it and on the written request of the Producers shall execute and deliver an instrument transferring to the Successor the Bontang V Trust Funds, including all funds held in the Bontang V Payment Account, the Debt Service Account and the Reserve Account and assigning to the Successor all its rights hereunder and under any Bontang V Disbursement Trust Agreements and all of its rights with respect to any Bontang V Depositary.

                 11.7 Payments After Notice. Upon and from the date of notification from any Successor, any person required to pay amounts to the Bontang V Trustee under this Agreement shall pay the Successor at its office specified as aforesaid all amounts described herein as payable to the Bontang V Trustee.

                 11.8 Indemnification. The Producers hereby agree to indemnify the Bontang V Trustee for, and to hold it harmless against any loss, liability, claim, judgment, settlement, compromise or reasonable expense incurred or suffered without gross negligence or willful misconduct on the part of the Bontang V Trustee, arising out of or in connection with its entering into this Agreement, the Loan Agreement or any other document entered into by the Bontang V Trustee at the request of, or with the approval of, the Producers, or contemplated hereby or thereby, and carrying out its duties or exercising its rights hereunder or thereunder, including the cost and expenses of defending itself against any claim of liability in the premises.

                 11.9 Trustee in Individual Capacity. Each of the parties hereto acknowledges and consents that the Bontang V Trustee, in its individual capacity, or any affiliate thereof, shall have the same rights, powers and authority to enter into any deposit agreement, loan agreement or any other banking or business relationship permitted by law with any of the Producers, the Lenders or the Agent (without having to account therefor to any of the Producers) as though it were not the Trustee and Paying Agent under this Agreement.


                                   ARTICLE 12

                            DEBT SERVICE ALLOCATION


                 12.1 Debt Service Allocation Definitions. In addition to and in amendment of the terms defined elsewhere in this Agreement, the following terms shall, solely for purposes of this Article 12, have the meanings set forth below:

                 "Aggregate Dollar Share" shall have the meaning set forth in
Section 12.3.

                 "Allocation Trust Agreements" shall mean this Agreement, the Bontang II Trust Agreement, the Bontang III Trust Agreement, the Bontang IV Trust Agreement, the Bontang Excess Sales Trust Agreement and the Bontang LPG Trust Agreement.

                 "Allocation Trustees" shall mean all of the trustees under the Allocation Trust Agreements, collectively, and "Allocation Trustee" shall mean one of such Allocation Trustees as the context may require.

                 "Bontang LPG Trust Agreement" shall mean the Bontang LPG Trustee and Paying Agent Agreement, dated as of August 1, 1988, among the Producers and Continental Bank International, as heretofore and hereafter amended.

                 "Bontang LPG Trustee" shall mean the trustee under the Bontang LPG Trust Agreement.

                 "Borrowing Trustees" shall mean those Trustees which are a party to any of the Financing Agreements and "Borrowing Trustee" shall mean one of such Borrowing Trustees as the context may require.

                 "Contingent Support Trustees" shall mean all of the trustees under the Bontang Excess Sales Trust Agreement and any Special Long Term Sales Trust Agreements of which the Bontang V Trustee has been notified by Pertamina, collectively, and "Contingent Support Trustee" shall mean one of such Contingent Support Trustees as the context may require.

                 "Debt Service" shall mean (i) amounts paid into any Debt Service Account by a Borrowing Trustee (other than amounts so paid from the proceeds of any borrowing under a Financing Agreement or by the Bontang III Trustee from Contingent Support), (ii) amounts which any Borrowing Trustee has been notified as having been paid by one or more Producers and identified to such Borrowing Trustee as "Debt Service" under the Debt Service Allocation Agreement with respect to indebtedness of such Borrowing Trustee, and (iii) Contingent Support paid by any Contingent Support Trustee to the Bontang III Trustee.

                 "Debt Service Accounts" shall mean all accounts, including any sub-accounts thereof, which a Borrowing Trustee opens and into which it transfers LNG revenues or other funds in anticipation of payments of, or as a reserve for possible payment of, principal, interest and other fees and expenses pursuant to any of the Financing Agreements, and "Debt Service Account" shall mean one of such Debt Service Accounts as the context may require.

                 "Estimated Debt Service Percentages" shall have the meaning set forth in Section 12.2.

                 "Financing Agreement No. 3" shall mean Bontang III Loan Agreement, dated as of February 9, 1988, as heretofore and hereafter amended, entered into by the Bontang III Trustee.

                 "Financing Agreement No. 4" shall mean Bontang IV Loan Agreement, dated as of August 26, 1991, as heretofore and hereafter amended, entered into by the Bontang IV Trustee.

                 "Financing Agreement No. 5" shall mean Bontang V Loan Agreement, dated as of the date hereof, as hereafter amended, entered into by the Bontang V Trustee.

                 "Financing Agreements" shall mean Financing Agreement No. 3, Financing Agreement No. 4, Financing Agreement No. 5 and any other agreement designated as a "Financing Agreement" in a notice to the Bontang V Trustee from the Producers.

                 "Producers Agreement" shall mean any agreement so entitled among the Producers, or any of them, and lenders under a Financing Agreement, as amended as of the date hereof and hereafter amended.

                 "Provisional Debt Service" shall mean, with respect to any Debt Service, payments by any Allocation Trustee to reimburse Producers which have borne more than their respective Estimated Debt Service Percentages of such Debt Service, together with interest on the Reimbursement Amount from and including the date of such Debt Service payment to, but not including, the date of such reimbursement, at the rate equal to the weighted average of the interest rates in effect under Financing Agreement No. 3 on the date of such reimbursement.

                 "Reimbursement Amount" shall mean the amount of any Provisional Debt Service payment other than the portion thereof attributable to interest on said reimbursement amount.

                 "Special Long Term Sales Trust Agreements" shall have the meaning set forth in Article I of the Bontang III Trust Agreement.

                 "Trust Agreements" shall mean, collectively, this Agreement and all Other Trust Agreements, and "Trust Agreement" shall mean one of such Trust Agreements as the context may require.

                 "Trustees" shall mean the trustees under the Trust Agreements, and "Trustee" shall mean one of such Trustees as the context may require.

                 12.2 Estimated Debt Service Percentages. The Debt Service Allocation Agreement requires that the Accountants calculate, and deliver to the Allocation Trustees from time to time certificates setting forth, the Estimated Debt Service Percentages for each Producer of the estimated amounts of each type of Debt Service to be paid by the Borrowing Trustees, and the Contingent Support Trustees (the percentages last so certified as to each period for each Producer being its "Estimated Debt Service Percentages"). Each Trust Agreement to which a Borrowing Trustee is a party provides that such Borrowing Trustee shall promptly give notice to the Allocation Trustees of (i) each payment into a Debt Service Account made by such Borrowing Trustee, specifying any amounts so paid from the proceeds of any borrowing under a Financing Agreement and, in the case of the Bontang III Trustee, from Contingent Support, (ii) each transfer, payment or distribution from a Debt Service Account, or any disbursement trust pursuant to a Financing Agreement, of funds in excess of the amount required to be held therein from time to time,
(iii) each payment of Debt Service of which such Borrowing Trustee has been notified made by a Producer pursuant to a Producers Agreement, and

(iv) the portion of each such payment of Debt Service, whether made by such Borrowing Trustee or a Producer, borne by each Producer, after taking into account such Producer's interest in any excess funds transferred, paid or distributed from any Debt Service Account, or any disbursement trust pursuant to a Financing Agreement, to or for the account of any Producers. Each Trust Agreement to which a Contingent Support Trustee is a party provides for similar notices.

                 In the event that such notices received by the Bontang V Trustee, together with the notices referred to in the last sentence of this paragraph and all similar notices received from the other Allocation Trustees, considered in the aggregate, show at any time that any Producers have borne more than their Estimated Debt Service Percentages of Debt Service ("underpaid Producers"), the Bontang V Trustee shall thereafter make Provisional Debt Service payments to the underpaid Producers, pro rata in proportion to the excess amount borne by each such Producer, out of all amounts otherwise payable under Article 8 to the Producers which have borne less than their Estimated Debt Service Percentages of such Debt Service until the Reimbursement Amount of the aggregate Provisional Debt Service payments received by each of the underpaid Producers from the Allocation Trustees equals the excess amount of Debt Service borne by such Producer. The Bontang V Trustee shall promptly advise each other Allocation Trustee of each such Provisional Debt Service payment made by it.

                 12.3 Aggregate Dollar Share. The Debt Service Allocation Agreement also requires that the Accountants calculate, and deliver to the Allocation Trustees from time to time certificates setting forth, the portion of Debt Service each Producer should have borne of the Debt Service paid by the Borrowing Trustees and the Contingent Support Trustees (the amount last so certified as to each period for each Producer being its "Aggregate Dollar Share") and the portion thereof which has actually been borne by each Producer. In the event that any such calculations indicate that any Producers have borne more than their Aggregate Dollar Shares of Debt Service during the period in question ("underpaid Producers"), the Accountants are required to instruct the Bontang V Trustee to pay to the underpaid Producers, pro rata in proportion to the excess amount borne by each such Producer, all amounts otherwise payable under Article 8 to the Producers which have borne less than their Aggregate Dollar Shares for the period in question until the aggregate amount received by each of the underpaid Producers from the Allocation Trustees (as shown by the notices referred to in the last sentence of this paragraph and all similar notices received from the other Allocation Trustees) equals the amount stated in such instructions to be the excess amount borne by such Producer. The Bontang V Trustee shall promptly advise each other Allocation Trustee of each such payment pursuant to this Section 12.3.

                 Upon receipt of any such instructions the Bontang V Trustee shall give effect thereto commencing with the next payments to Producers pursuant to Article 8.

                 12.4 Pro Rata Treatment. In the event that the funds available for making the payments required by Sections 12.2 and 12.3 shall not be sufficient to make the payments therein required in full, such funds shall be paid to the Producers entitled to payments pursuant to such Sections pro rata in proportion to the amounts payable to each such Producer thereunder.

                 12.5 Income From the Disbursement Trust. In order to implement the provisions of Section 2.4 of the Debt Service Allocation Agreement, upon receipt of instructions from the Accountants, which shall state that they are issued pursuant to said Section, and receipt from the Disbursement Trustee of the funds specified in such instructions, the Bontang V Trustee shall distribute the funds so received as specified in such instructions.


                                   ARTICLE 13

                                 MISCELLANEOUS


                 13.1 Counterparts; Term. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Bontang V Trustee. This Agreement shall be effective as of the date hereof, and shall remain in effect until the Producers shall have notified the Bontang V Trustee that this Agreement shall terminate.

                 13.2 DISPUTES. ALL DISPUTES ARISING AMONG THE PARTIES RELATING TO THIS AGREEMENT OR THE INTERPRETATION OR PERFORMANCE HEREOF, SHALL BE FINALLY SETTLED BY ARBITRATION CONDUCTED IN THE ENGLISH LANGUAGE IN PARIS, FRANCE, BY THREE ARBITRATORS UNDER THE RULES OF ARBITRATION OF THE INTERNATIONAL CHAMBER OF COMMERCE. JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT HAVING JURISDICTION, OR APPLICATION BE MADE TO SUCH COURT FOR A JUDICIAL ACCEPTANCE OF THE AWARD AND AN ORDER OF ENFORCEMENT AS THE CASE MAY BE. ANY AWARD MADE UNDER THIS SECTION 13.2 SHALL BE BINDING UPON ALL PARTIES CONCERNED.

                 13.3 Notices. All notices, approvals, instructions, and other communications for purposes of this Agreement shall be in writing, which shall include transmission by telex or telecopier. All communications given by telex or telecopier shall be directed as set forth below, provided that in the event any communication is received by the Bontang V Trustee from a telex or telecopy number other than those set forth below, its responses thereto may be directed to the number from which such communication was received.

                          (a)     To Pertamina at the following mail, telex and
telecopier addresses:

                 Perusahaan Pertambangan Minyak dan Gas Bumi Negara
                   (Pertamina)
                 Jalan Medan Merdeka Timur 1A
                 Jakarta - Indonesia
                 Telex No.:  45018
                 Answerback: PTMJKT 1A
                 Telecopier No.:  62-21-345-2958
                 Attention:  Director of
                              Finance

                          (b)     To the Contractors comprising the Vico Group
at the following mail, telex and telecopier addresses:

                 Virginia Indonesia Company
                 One Houston Center
                 1221 McKinney - Suite 700
                 Houston, Texas  77010
                 U.S.A.
                 Telex No.:  713-166-100
                 Answerback:  VICO HOU
                 Telecopier No.:  713-754-6697
                 Attention:  Treasurer

                          (c)     To the Contractors comprising the Total Group
at the following mail, cable, telex and telecopier addresses:

                 Total Indonesie
                 P.O. Box 1010
                 Jakarta 10010
                 Indonesia
                 Telex No.:  60980
                 Answerback:  TOTALJ IA
                 Telecopier No.:  62-21-252-0814
                 Attention:  President and
                             General Manager

                          (d)     To the Contractors comprising the Unocal
Group at the following mail, telex and telecopier addresses:

                 Unocal Indonesia Company
                 Ratu Plaza Office Tower
                 Jalan Jenderal Sudirman
                 Jakarta, Indonesia
                 Telex No.  47335
                 Answerback:  UNOCAL IA
                 Telecopier No.:  62-21-720-4499
                 Attention:  President

                          (e)     To Inpex on or following March 31, 1997 at
the following mail, telex and telecopier address:

                 Indonesia Petroleum, Ltd.
                 17th Floor, Ebisu Neonato,
                 No. 1-18, Ebisu 4-Chome
                 Shibuya-ku, Tokyo 150, Japan
                 Telex No.:  2424210
                 Answerback:  JAIPEX J
                 Telecopier No.:  81-3-5448-1244
                 Attention:  General Manager
                             of Gas Business
                             Department

                          (f)     To the Bontang V Trustee or the trustee under
any Other Trust Agreement at the following mail, telex, and telecopier addresses:

                 BankAmerica International
                 1 World Trade Center
                 9th Floor
                 New York, New York 10017
                 Telex No.:  62 944
                 Answerback:  BOA UW
                 Telecopier No.:  212-390-2249
                 Attention:  Vice President-Manager

Each of Vico, Total and Unocal is hereby designated the sole representative of the Contractors comprising its respective Contractor Group for the giving and receipt of notices, approvals, instructions and other communications to or from the Contractors under this Agreement and, to the extent Contractors are entitled to give or receive notices, approvals or instructions thereunder, the Other Trust Agreements. For purposes of the foregoing, unless specifically provided otherwise and, with respect to Inpex, solely until March 31, 1997, each reference in this Agreement to the Producers or the Contractors, shall insofar as the Contractors are concerned, require notices, approvals and other communications to and from such representatives. On and following March 31, 1997, each reference to the Producers or the Contractors shall, insofar as Inpex is concerned, require notices, approvals and other communications to and from Inpex. A new or successor representative may be designated by notice to such effect signed by all the Contractors comprising a Contractor Group given to the parties to this Agreement ten days in advance of any such change. Until receipt of any such notice, the parties to this Agreement and the Other Trust Agreements may rely on any notice, approval, instruction or other communication from or to the representative of a Contractor Group as binding upon each of the Contractors in such Contractor Group; provided, however, that except as provided in Section 8.5, nothing in this Agreement is intended to grant the representative of a Contractor Group (or any successor representative designated pursuant to this Section 13.3) any power or authority as among the Contractors in such Contractor Group themselves.

                 The parties may designate additional addresses for particular communications as required from time to time, and may change any address, by notice given ten days in advance of such additions or changes. Immediately upon receiving communications by telex or telecopier a party may request a repeat transmittal of the entire communication or confirmation of particular matters.

                 Any notice to or from the Tranche A Lender or the Agent under the Loan Agreement shall be given in accordance with this Section 13.3, addressed, if to the Tranche A Lender or the Agent at the address set forth in the Loan Agreement.

                 13.4  Incumbency Certificates; Notices.

                          (a)     Pertamina and each representative of a
Contractor Group (or any successor representative of a Contractor designated pursuant to Section 13.3) shall each furnish the Bontang V Trustee, from time to time, with duly executed incumbency certificates showing the names, titles, and specimen signatures of the persons authorized on behalf of such party to give the notifications and approvals required by this Agreement.

                          (b)     The Producers shall arrange for the
Accountants to provide the Bontang V Trustee from time to time with a notification signed by two of its partners, advising the Bontang V Trustee of the name and title, and furnishing a specimen signature, of the person or persons authorized to execute the certificates and other documents required by this Agreement.

                          (c)     Each Producer shall, and the Producers shall
cause the Accountants to, agree with the Bontang V Trustee upon "test-key" arrangements for the purpose of authenticating communications between them respectively which authorize, accomplish, direct or otherwise deal with the transfer of money under this Agreement. If the Bontang V Trustee or any Producer receives such a communication which does not comply with such arrangements, such recipient shall notify the sender of such failure to comply, requesting correction thereof, and shall take no action in accordance with such communication until such correction is effected.

                          (d)     Each of the Contractors shall furnish the
Bontang V Trustee, from time to time, with such certificates or other evidence as the Bontang V Trustee may reasonably require showing the names, titles, and specimen signatures of the persons authorized on behalf of such party to make the payment arrangements contemplated by Section 8.4. Each Contractor shall also furnish the Bontang V Trustee, from time to time, with its address to which the reports required by Section 9.2 shall be sent.

                          (e)     The Bontang V Trustee shall furnish the
Producers with notice of the officers of the Bontang V Trustee who are authorized to act on its behalf in the performance by the Bontang V Trustee of its duties under this Agreement.

                 13.5 No Amendment Except in Writing. This Agreement may not be revoked, amended, modified, varied or supplemented except by an instrument in writing signed by all of the parties hereto.

                 13.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.


                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized signatories as of the date first above written.

                          PERUSAHAAN PERTAMBANGAN MINYAK
                          DAN GAS BUMI NEGARA (PERTAMINA)


                          By     /s/  FAISAL ABDAOE
                              ----------------------------
                             Name:  Faisal Abdaoe
                             Title: President-Director

VIRGINIA INDONESIA COMPANY                        UNION TEXAS EAST
                                                    KALIMANTAN LIMITED


 By   /s/ TERRY QUINN                             By   /s/ ALAN CUNNINGHAM
    -------------------------                        -----------------------
    Name:  Terry Quinn                               Name:  Alan Cunningham
    Title: Vice President & CFO                      Title: Assistant Secretary


UNIVERSE GAS & OIL                                VIRGINIA INTERNATIONAL
  COMPANY, INC.                                     COMPANY



 By   /s/  TOSHIO NORIMATSU                       By  /s/  RICHARD L. SMERNOFF
    -------------------------                        -----------------------
    Name:  Toshio Norimatsu                          Name:  Richard L. Smernoff
    Title: General Manager                           Title: Finance Director
            Business Development


 TOTAL INDONESIE                                  OPICOIL HOUSTON, INC.



 By  /s/  BERNARD VITRY                           By  /s/ ROY C.H. CHIU
    -------------------------                        -----------------------
    Name:  Bernard Vitry                             Name:  Roy C.H. Chiu
    Title: President & General                       Title: President
           Manager


 UNOCAL INDONESIA COMPANY                         LASMO SANGA SANGA LIMITED



 By  /s/  DONALD A. MACKAY                        By  /s/  RICHARD L. SMERNOFF
    -------------------------                        -----------------------
    Name:  Donald A. Mackay                          Name:  Richard L. Smernoff
    Title: Assistant Treasurer                       Title: Finance Director


 INDONESIA PETROLEUM, LTD.                        BANKAMERICA INTERNATIONAL



 By  /s/  KAZUO YOSHIKAWA                         By  /s/  GUY J. REY-HERME
    -------------------------                        -----------------------
    Name:  Kazuo Yoshikawa                           Name:  Guy J. Rey-Herme
    Title: Executive Senior                          Title: Attorney-in-Fact
           Managing Director

                           APPOINTMENT OF ACCOUNTANTS

                                     UNDER

                  BONTANG V TRUSTEE AND PAYING AGENT AGREEMENT

                      ___________________________________


                 Reference is made to the Bontang V Trustee and Paying Agent Agreement dated as of July 1, 1995 (the "Bontang V Trustee and Paying Agent Agreement"), among the undersigned parties and BankAmerica International. Terms defined in the Bontang V Trustee and Paying Agent Agreement shall have the same meanings herein as so defined.

                 Pursuant to Section 8.3 of the Bontang V Trustee and Paying Agent Agreement the independent public accounting firm of Hanadi Sujendro & Co., Member firm of Klynveld Peat Marwick Goerdeler, and its successors from time to time, is hereby appointed to act as the Accountants thereunder. In preparation of the certificates required pursuant to Section 8.3 of the Bontang V Trustee and Paying Agent Agreement such Accountants are authorized to rely upon confirmations from the auditors of the Total Group and the Unocal Group with respect to the percentages in which natural gas produced under their respective Production Sharing Contracts is shared among such groups and Pertamina.


                              Dated July 1, 1995.


                          PERUSAHAAN PERTAMBANGAN MINYAK
                          DAN GAS BUMI NEGARA (PERTAMINA)


                          By _____________________________
                             Name:
                             Title:


 VIRGINIA INDONESIA COMPANY                          UNION TEXAS EAST
                                                       KALIMANTAN LIMITED


 By _________________________                        By ________________________
    Name:                                                Name:
    Title:                                               Title:

 VIRGINIA INTERNATIONAL COMPANY                      UNIVERSE GAS & OIL
 COMPANY, INC.                                       COMPANY, INC.



 By _________________________                        By ________________________
    Name:                                                Name:
    Title:                                               Title:


 OPICOIL HOUSTON, INC.                               TOTAL INDONESIE



 By _________________________                        By ________________________
    Name:                                                Name:
    Title:                                               Title:


LASMO SANGA SANGA LIMITED                            UNOCAL INDONESIA COMPANY



 By _________________________                        By ________________________
    Name:                                                Name:
    Title:                                               Title:


                                                     INDONESIA PETROLEUM, LTD.



                                                     By ________________________
                                                        Name:
                                                        Title: